                                                                  EXHIBIT 10.2.1
                      ---------------------------------



                         CALIFORNIA POLLUTION CONTROL
                              FINANCING AUTHORITY


                                      and


                          BNY WESTERN TRUST COMPANY,
                                    Trustee



                            ----------------------


                                 INDENTURE


                           Dated as of June 1, 1997

                            -----------------------

                                 including
                                 $9,500,000

               CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
                             VARIABLE RATE DEMAND
                      SOLID WASTE DISPOSAL REVENUE BONDS
                        (WEST VALLEY MRF, LLC PROJECT)
                                 SERIES 1997A

                      ---------------------------------

                               TABLE OF CONTENTS


Section                                                                                              Page
Parties.........................................................................................       1
Preambles.......................................................................................       1

                                                             ARTICLE I
                                         DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS


SECTION 1.01.          Definitions...............................................................      2

SECTION 1.02.          Content of Certificates and Opinions......................................     17

SECTION 1.03.          Interpretation............................................................     17

                                                            ARTICLE II
                                                             THE BONDS


SECTION 2.01.          Authorization of Bonds....................................................     18

SECTION 2.02.          1997A Bonds...............................................................     18

SECTION 2.03.          Interest Rates............................................................     19

SECTION 2.04.          Demand Purchase of Bonds..................................................     22

SECTION 2.05.          Execution of Bonds........................................................     23

SECTION 2.06.          Transfer of Bonds.........................................................     24

SECTION 2.07.          Exchange of Bonds.........................................................     24

SECTION 2.08.          Bond Register.............................................................     24

SECTION 2.09.          Temporary Bonds...........................................................     24

SECTION 2.10.          Bonds Mutilated, Lost, Destroyed or Stolen................................     25

SECTION 2.11.          Book-Entry Only System....................................................     25

SECTION 2.12.          Conditions for the Issuance of Additional Bonds...........................     27

SECTION 2.13.          Procedure for the Issuance of Additional Bonds............................     29

                                                            ARTICLE III
                                         ISSUANCE OF 1997A BONDS; APPLICATION OF PROCEEDS


SECTION 3.01.         Issuance of the 1997A Bonds...............................................     30

SECTION 3.02.         Application of Proceeds of 1997A Bonds....................................     30

SECTION 3.03.         Construction Fund.........................................................     30

SECTION 3.04.         Costs of Issuance Fund....................................................     32

SECTION 3.05.         Validity of Bonds.........................................................     32

                                                      ARTICLE IV
                                           REDEMPTION AND PURCHASE OF BONDS


SECTION 4.01.         Terms of Redemption of 1997A Bonds........................................     32

SECTION 4.02.         Selection of Bonds for Redemption.........................................     35

SECTION 4.03.         Notice of Redemption......................................................     36

SECTION 4.04.         Partial Redemption of Bonds...............................................     36

SECTION 4.05.         Effect of Redemption......................................................     36

SECTION 4.06.         Mandatory Tender for Purchase of 1997A Bonds..............................     37

SECTION 4.07.         Purchase and Remarketing of 1997A Bonds...................................     37

SECTION 4.08.         Redemption, Mandatory Tender, Purchase and Remarketing of Additional Bonds     42

                                                      ARTICLE V
                                            REVENUES; FUNDS AND ACCOUNTS;
                                          PAYMENT OF PRINCIPAL AND INTEREST


SECTION 5.01.         Pledge and Assignment; Revenue Fund.......................................     43

SECTION 5.02.         Allocation of Revenues....................................................     44

SECTION 5.03.         Priority of Moneys in Revenue Fund; Letter of Credit Amount...............     44

SECTION 5.04.         Letter of Credit..........................................................     46

SECTION 5.05.         Investment of Moneys......................................................     46

SECTION 5.06.         Rebate Fund...............................................................     48

                                                            ARTICLE VI
                                                       PARTICULAR COVENANTS


SECTION 6.01.         Punctual Payment..........................................................     49

SECTION 6.02.         Extension of Payment of Bonds.............................................     49

SECTION 6.03.         Against Encumbrances......................................................     49

SECTION 6.04.         Power to Issue Bonds and Make Pledge and Assignment.......................     50

SECTION 6.05.         Accounting Records and Reports............................................     50

SECTION 6.06.         Arbitrage Covenants.......................................................     50

SECTION 6.07.         Other Covenants...........................................................     51

SECTION 6.08.         Waiver of Laws............................................................     51

SECTION 6.09.         Further Assurances........................................................     51

SECTION 6.10.         Continuing Disclosure.....................................................     52

                                                            ARTICLE VII
                                           EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS


SECTION 7.01.         Events of Default; Acceleration; Waiver of Default........................     52

SECTION 7.02.         Institution of Legal Proceedings by Trustee...............................     54

SECTION 7.03.         Application of Revenues and Other Funds After Default.....................     54

SECTION 7.04.         Trustee to Represent Bondholders..........................................     55

SECTION 7.05.         Bondholders' Direction of Proceedings.....................................     56

SECTION 7.06.         Limitation on Bondholders' Right to Sue...................................     56

SECTION 7.07.         Absolute Obligation of Authority..........................................     57

SECTION 7.08.         Termination of Proceedings................................................     57

SECTION 7.09.         Remedies Not Exclusive....................................................     57

SECTION 7.10.         No Waiver of Default......................................................     57

SECTION 7.11.         Consent to Defaults.......................................................     57

                                                           ARTICLE VIII
                                        THE TRUSTEE, THE PAYING AGENT, THE BOND REGISTRAR,
                                            THE TENDER AGENT, AND THE REMARKETING AGENT


SECTION 8.01.         Duties, Immunities and Liabilities of Trustee.............................     58

SECTION 8.02.         Merger or Consolidation...................................................     61

SECTION 8.03.         Liability of Trustee......................................................     61

SECTION 8.04.         Right of Trustee to Rely on Documents.....................................     62

SECTION 8.05.         Preservation and Inspection of Documents..................................     63

SECTION 8.06.         Compensation and Indemnification..........................................     63

SECTION 8.07.         Paying Agent..............................................................     63

SECTION 8.08.         Notices to the Authority..................................................     63

SECTION 8.09.         Notices to Rating Agency and Bank.........................................     64

SECTION 8.10.         Duties of Remarketing Agent...............................................     64

SECTION 8.11.         Eligibility of Remarketing Agent; Replacement.............................     65

SECTION 8.12.         Compensation of Remarketing Agent.........................................     65

SECTION 8.13.         Appointment and Duties of Tender Agent....................................     65

SECTION 8.14.         Eligibility of Tender Agent; Replacement..................................     66

SECTION 8.15.         Compensation of Tender Agent..............................................     66

SECTION 8.16.         Appointment and Duties of Bond Registrar..................................     66

SECTION 8.17.         Eligibility of Bond Registrar.............................................     66

SECTION 8.18.         Bond Registrar's Performance of Duties....................................     67

SECTION 8.19.         Replacement of Bond Registrar.............................................     67

                                                            ARTICLE IX
                                            MODIFICATION OR AMENDMENT OF THE INDENTURE


SECTION 9.01.         Amendments Permitted......................................................     67

SECTION 9.02.         Effect of Supplemental Indenture..........................................     69

SECTION 9.03.         Endorsement of Bonds; Preparation of New Bonds............................     69

SECTION 9.04.         Amendment of Particular Bonds.............................................     69

                                                             ARTICLE X
                                                            DEFEASANCE


SECTION 10.01.        Discharge of Indenture....................................................     69

SECTION 10.02.        Discharge of Liability on Bonds...........................................     70

SECTION 10.03.        Deposit of Money or Securities with Trustee...............................     71

SECTION 10.04.        Payment of Bonds After Discharge of Indenture Obligation..................     71

                                                            ARTICLE XI
                                                           MISCELLANEOUS


SECTION 11.01.        Liability of Authority Limited to Revenues................................     72

SECTION 11.02.        Successor Is Deemed Included in All References to Predecessor.............     72

SECTION 11.03.        Limitation of Rights to Parties and Bondholders...........................     72

SECTION 11.04.        Waiver of Notice..........................................................     72

SECTION 11.05.        Destruction of Bonds......................................................     73

                                       v

SECTION 11.06.        Severability of Invalid Provisions........................................     73

SECTION 11.07.        Governing Law; Venue......................................................     73

SECTION 11.08.        Notices...................................................................     73

SECTION 11.09.        Evidence of Rights of Bondholders.........................................     75

SECTION 11.10.        Disqualified Bonds........................................................     75

SECTION 11.11.        Money Held for Particular Bonds...........................................     76

SECTION 11.12.        Funds and Accounts........................................................     76

SECTION 11.13.        Waiver of Personal Liability..............................................     76

SECTION 11.14.        Opinions of Bond Counsel..................................................     76

SECTION 11.15.        Complete Agreement........................................................     76

SECTION 11.16.        Execution in Several Counterparts.........................................     76

EXHIBIT A - Form of Bond.......................................................................     A-1
EXHIBIT B - Trustee's Certificate..............................................................     B-1
EXHIBIT C - Form of Construction Fund Requisition..............................................     C-1
EXHIBIT D - Form of Costs of Issuance Fund Requisition.........................................     D-1


        THIS INDENTURE, made and entered into as of the first day of June, 1997, by and between the California Pollution Control Financing Authority, a public instrumentality and political subdivision of the State of California (the "Authority"), and BNY Western Trust Company, a banking corporation organized and existing under and by virtue of the laws of the State of California, having Corporate Trust Offices in San Francisco and Los Angeles, California, and being qualified to accept and administer the trusts hereby created (the "Trustee");


                                 W I T N E S S E T H:

        WHEREAS, the Authority is a public instrumentality and political subdivision of the State of California, created by the California Pollution Control Financing Authority Act (constituting Division 27 of the Health and Safety Code of the State of California), as supplemented and amended (the "Act"), and authorized to finance the acquisition, rehabilitation and equipping of solid waste pollution control facilities constituting a "project" within the meaning of the Act; and

        WHEREAS, West Valley MRF, LLC, a California limited liability company (herein called the "Borrower"), has duly caused an application to be filed with the Authority for financial assistance to construct certain solid waste disposal facilities in the County of San Bernardino, California; and

        WHEREAS, the Authority, after due investigation and deliberation, has adopted a resolution approving the issuance of bonds to finance the acquisition, construction and/or equipping of certain solid waste disposal facilities to be located in the County of San Bernardino, California (herein called the "Project"), for the Borrower, which Project constitutes a "project" as defined in the Act; and

        WHEREAS, pursuant to and in accordance with the Act, the Authority has authorized and undertaken to issue its Variable Rate Demand Solid Waste Disposal Revenue Bonds (West Valley MRF, LLC Project) Series 1997A (the "1997A Bonds" and, together with any Additional Bonds (as defined herein), the "Bonds") pursuant to this Indenture in order to provide funds to finance the cost of financing the Project; and

        WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and interest thereon, the Authority has authorized the execution and delivery of this Indenture; and

        WHEREAS, the Authority has undertaken to finance the cost of acquisition, rehabilitation and construction of the Project by loaning the proceeds derived from the sale of the Bonds to the Borrower pursuant to the Loan Agreement (as defined herein) between the Authority and the Borrower, under which the Borrower is required to make loan payments sufficient to pay when due the principal of, premium, if any, and interest on, the Bonds and related expenses; and

        WHEREAS, it has been determined that the estimated amount necessary to finance the cost of financing the Project will require the issuance, sale and delivery of the 1997A Bonds in the aggregate amount of $9,500,000, as hereinafter provided; and

        WHEREAS, in order to further enhance the payments of principal of, and interest on, the 1997A Bonds the Borrower has obtained an irrevocable letter of credit from Union Bank of California, N.A., as the letter of credit bank; and

        WHEREAS, all acts and proceedings required by law necessary to make the Bonds, when executed by the Authority, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal limited obligations of the Authority, and to constitute this Indenture a valid and binding agreement for the uses and purposes herein set forth in accordance with its terms, have been done and taken, and the execution and delivery of this Indenture have been in all respects duly authorized; and

        WHEREAS, all Bonds issued under this Indenture will be secured by a pledge and assignment of the Agreement;

        NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal of, premium, if any, and the interest on, all Bonds at any time issued and outstanding under this Indenture, according to their tenor, and to secure the performance and observance of all the covenants and conditions therein and herein set forth, and to declare the terms and conditions upon and subject to which the Bonds are to be issued and received, and in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the Holders (as defined herein) thereof, and for other valuable considerations, the receipt whereof is hereby acknowledged, the Authority does hereby covenant and agree with the Trustee, for the equal and proportionate benefit of the respective Holders from time to time of the Bonds, as follows:


      ARTICLE I
           DEFINITIONS; CONTENT OF CERTIFICATES AND OPINIONS


           SECTION 1.01.  Definitions.  Unless the context otherwise requires,
                          -----------
the terms defined in this Article shall, for all purposes of this Indenture and of any indenture supplemental hereto and of any certificate, opinion or other document herein mentioned, have the meanings herein specified, to be equally applicable to both the singular and plural forms of any of the terms herein defined. Unless otherwise defined in this Indenture, all terms used herein shall have the meanings assigned to such terms in the Act.

Accountant
----------

          "Accountant" means any firm of nationally recognized independent certified public accountants selected by the Borrower.

Act
---

          "Act" means the California Pollution Control Financing Authority Act, constituting Division 27 of the Health and Safety Code of the State of California, as now in effect and as it may from time to time hereafter be amended or supplemented.

Act of Bankruptcy
-----------------

          "Act of Bankruptcy" means with respect to any entity (i) the entry of an order or decree, by a court having jurisdiction in the premises, for relief against such entity in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect which remains not discharged, bonded or stayed for at least 90 days, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for a substantial part of such entity's property which remains not discharged, bonded or stayed for at least 90 days, or ordering the winding up or liquidation of its affairs; or (ii) the institution or commencement by such entity of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (iii) the consent by it to the entry of an order for relief against it in any involuntary case under any such law, or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) for a substantial part of such entity's property; or (iv) the making by it of a general assignment of substantially all of its assets for the benefit of creditors; or (v) the failure of it generally to pay its debts as they become due, or the admission by it in writing of such failure, within the meaning of the Bankruptcy Code of 1978, as amended, and judicial interpretations thereof.

Additional Payments
-------------------

          "Additional Payments" means the payments required to be made by the Borrower pursuant to Section 4.2(b), (c) and (d), 7.3, 9.2 and 9.3 of the Agreement.

Administrative Fees and Expenses
--------------------------------

          "Administrative Fees and Expenses" means the reasonable and necessary expenses incurred by the Authority pursuant to the Loan Agreement or this Indenture and the compensation and expenses paid to or incurred by the Trustee, the Tender Agent, the Bond Registrar, the Remarketing Agent and/or any Paying Agent under the Loan Agreement or this Indenture, which include but are not limited to printing of Bonds, accomplishing transfers or new registration of Bonds, or other charges and other disbursements including those of their respective officers, directors, members, attorneys, agents and employees incurred in and about the administration and execution of the Loan Agreement and this Indenture.

Agreement or Loan Agreement
---------------------------

          "Agreement" or "Loan Agreement" means that certain loan agreement by and between the Authority and the Borrower, dated as of June 1, 1997, as originally executed and as it may from time to time be supplemented, modified or amended in accordance with the terms thereof and of this Indenture.

Alternate Credit Facility
-------------------------

          "Alternate Credit Facility" means bond insurance or other similar credit enhancement meeting the requirements of Section 5.7 of the Agreement.

Alternate Letter of Credit
--------------------------

          "Alternate Letter of Credit" means an alternate irrevocable letter of credit, including, if applicable, a confirming letter of credit, or similar credit facility issued by a commercial bank, savings institution or other financial institution, the terms of which shall in all material respects be the same as those of the initial Letter of Credit, delivered to the Trustee pursuant to Section 5.8 of the Agreement.

Approving Opinion
-----------------

          "Approving Opinion" means an opinion of Bond Counsel that an action being taken (i) is authorized by the Act and this Indenture, and (ii) will not adversely affect the Tax-exempt status of the Bonds.

Authority
---------

          "Authority" means the California Pollution Control Financing Authority created pursuant to, and as defined in, the Act.

Authorized Denomination
-----------------------

          "Authorized Denomination" means (i) during any Weekly Interest Rate Period or Term Interest Rate Period of less than one year, $100,000 or any integral multiple of $5,000 in excess thereof and (ii) during any Term Interest Rate Period of one year or more, $5,000 or any integral multiple thereof.

Authorized Representative
-------------------------

          "Authorized Representative" means with respect to the Borrower, the person or persons at the time designated to act on behalf of the Borrower by a written certificate signed by the Borrower, furnished to the Trustee, the Bank and the Authority, containing the specimen signature of each such person and with respect to the Bank, the person or persons at the time designated to act on behalf of the Bank by a written certificate signed by the Bank, furnished to the Trustee, the Borrower and the Authority, containing the specimen signature of each such person.

Available Moneys
----------------

          "Available Moneys" means (1) moneys derived from drawings under a Letter of Credit that are not commingled with any other moneys, (2) moneys held by the Trustee (other than in the Rebate Fund or the account described in Section 4.07(g) hereof) and subject to a first-priority perfected lien under the Indenture for a period of at least one hundred twenty-three (123) days and not commingled with any moneys so held for less than said period and during and prior to which period no petition in bankruptcy was filed by or against, and no receivership, insolvency, assignment for the benefit of creditors or other similar proceeding has been commenced by or against the Borrower or the Authority or any Guarantor; provided, however, if a Guarantor exists, such period shall be at least three hundred and seventy (370) days, or (3) investment income derived from the investment of moneys described in clause (2) so long as
(A) investments of such moneys are in Investment Securities rated by the Rating Agency in (i) any of the two-highest long-term rating categories; or (ii) if applicable, the highest short-term rating category; and (B) with respect to such investment earnings there has been delivered to the Trustee an opinion of nationally recognized bankruptcy counsel to the effect that the payment of such moneys to the holders of the Bonds would not constitute transfers avoidable under 11 U.S.C. Section 547(b) and recoverable from the holders of the Bonds under 11 U.S.C. Section 550(a) should the Authority, the Borrower, or the Guarantor be the debtor in a case under the United States Bankruptcy Code.

Bank
----

          "Bank" means Union Bank of California, N.A., as the Letter of Credit Bank, and any other commercial bank, savings association or other financial institution issuing a Letter of Credit then in effect and party to a Reimbursement Agreement.

Bank Bonds
----------

          "Bank Bonds" shall have the meaning ascribed thereto in Section 4.07(c)(2) hereof.

Beneficial Owners
-----------------

          "Beneficial Owners" means those individuals, partnerships, corporations or other entities for whom the Direct Participants have caused DTC to hold Book-Entry Bonds.

Bond Counsel
------------

          "Bond Counsel" means any attorney at law or firm of attorneys of nationally recognized standing in matters pertaining to the federal tax exemption of interest on bonds issued by states and political subdivisions, and duly admitted to practice law before the highest court of any state of the United States of America but shall not include counsel for the Borrower.

Bondholder
----------

          See "Holder."

Bond Registrar or Registrar
---------------------------

          "Bond Registrar" or "Registrar" means the entity or entities performing the duties of the bond registrar pursuant to Section 2.08 hereof.

Bonds, Bond, 1997A Bonds or Additional Bonds
--------------------------------------------

          "Bonds" or "Bond" means the 1997A Bonds and all Additional Bonds. "1997A Bonds" means all revenue bonds of the Authority authorized by and at any time Outstanding pursuant hereto and executed, issued and delivered in accordance with Section 2.02 hereof. The term "Additional Bonds" means all revenue bonds of the Authority authorized by and at any time Outstanding pursuant hereto and executed, issued and delivered in accordance with Sections
2.12 and 2.13 hereof.

Book-Entry Bonds
----------------

          "Book-Entry Bonds" means the Bonds of any Series registered in the name of the nominee of DTC, or any successor securities depository for such Bonds, as the registered owner thereof pursuant to the terms and provisions of
Section 2.11 hereof.

Borrower
--------

          "Borrower" means West Valley MRF, LLC, a limited liability company duly organized and existing under the laws of the State of California, or any entity which is the surviving, resulting or transferee entity in any merger, consolidation or transfer of assets permitted under Section 5.2 of the Agreement and also means, unless the context otherwise requires, an assignee of the Agreement as permitted by Section 5.2 of the Agreement, but does not mean any affiliate of the Borrower.

Business Day
------------

          "Business Day" shall mean any day other than (i) a Saturday or Sunday,
(ii) a day on which commercial banks in New York, New York, or the city or cities in which the Corporate Trust Office of the Trustee or the Tender Agent or the office of the Bank at which demands for payment under the Letter of Credit are to be presented are authorized or required by law to close or (iii) a day on which the New York Stock Exchange is closed.

Certificate, Statement, Request, Requisition or Order of the Authority or the
-----------------------------------------------------------------------------
Borrower
--------

          "Certificate," "Statement," "Request," "Requisition" or "Order" of the Authority or the Borrower mean, respectively, a written certificate, statement, request, requisition or order signed in the name of the Authority by its Chairman, Executive Director or such other person as may be designated and authorized to sign for the Authority, or in the name of the Borrower by an Authorized Representative of the Borrower. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by Section 1.02 hereof, each such instrument shall include the statements provided for in Section 1.02 hereof.

Code
----

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

Completion Date
---------------

          "Completion Date" means the date of completion of the Project as that date shall be certified as provided in Section 3.3 of the Agreement.

Construction Fund
-----------------

          "Construction Fund" means the fund by that name established pursuant to Section 3.03 hereof.

Corporate Trust Office
----------------------

          "Corporate Trust Office" means the corporate trust office of the Trustee at 700 South Flower Street, Suite 500, Los Angeles, California 90017, or such other office designated by the Trustee from time to time, except that with respect to presentation of Bonds for payment or for registration of transfer and exchange, such term shall mean the office or agency of the Trustee at which at any particular time, its corporate trust agency shall be conducted.

Costs of Issuance
-----------------

          "Costs of Issuance" means all items of expense directly or indirectly payable by or reimbursable to the Authority or the Borrower and related to the authorization, issuance, sale and delivery of the Bonds, including but not limited to costs of preparation and reproduction of documents, printing expenses, filing and recording fees, initial fees and charges of the Trustee, legal fees and charges, fees and disbursements of consultants and professionals, rating agency fees, fees and charges for preparation, execution and safekeeping of the Bonds and any other cost, charge or fee in connection with the original issuance of the Bonds which constitutes a "cost of issuance" within the meaning of Section 147(g) of the Code.

Costs of Issuance Fund
----------------------

          "Costs of Issuance Fund" means the fund by that name established pursuant to Section 3.04 hereof.

Costs of the Project
--------------------

          "Costs of the Project" means the sum of the items, or any such item, authorized to be paid from the Construction Fund pursuant to the provisions of
Section 3.2 of the Agreement, but shall not include any Costs of Issuance.

Date of Delivery
----------------

          "Date of Delivery" means the date of initial issuance and delivery of a Series of the Bonds.

Determination of Taxability
---------------------------

          "Determination of Taxability" means the occurrence or existence of any of the conditions or events more fully described in Section 8.3(b) of the Loan Agreement.

Direct Participants
-------------------

          "Direct Participants" means those broker-dealers, banks and other financial institutions from time to time for which DTC holds the Bonds as securities depository.

DTC
---

          "DTC" means The Depository Trust Company, New York, New York, a limited purpose trust company organized under the New York Banking Law, or any successor securities depository for the Bonds.

Event of Default
----------------

          "Event of Default" means any of the events specified in Section 7.01 hereof.

Fiscal Year
-----------

          "Fiscal Year" means the period beginning on January 1 of each year and ending on the next succeeding December 31, or any other twelve-month, or fifty-two week, period hereafter selected and designated as the official fiscal year period of the Borrower.

Fitch
-----

          "Fitch" means Fitch Investors Service, L.P., a limited partnership organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Fitch" shall be deemed to refer to any other nationally recognized securities rating agency (other than S&P or Moody's) designated by the Authority, with the approval of the Borrower, by notice to the Bank, the Trustee, the Remarketing Agent and the Tender Agent.

Guarantor
---------

          "Guarantor" means any person or entity that has guaranteed the obligations of the Borrower under the Reimbursement Agreement or the Agreement.

Holder or Bondholder or Owner
-----------------------------

          "Holder" or "Bondholder," or "Owner," whenever used herein with respect to a Bond, means the person in whose name such Bond is registered.

Indenture
----------

          "Indenture" means this Indenture, as originally executed or as it may from time to time be supplemented, modified or amended by any Supplemental Indenture.

Information Services
--------------------

          "Information Services" means Financial Information, Inc.'s "Daily Called Bond Service," 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302, Attention: Editor; Kenny Information Services "Called Bond Service," 65 Broadway, 16th Floor, New York, New York 10006; Moody's "Municipal and Government," 5250 77 Center Drive, Suite 150, Charlotte, North Carolina 28271,
Attention: Called Bonds Department; and Standard and Poor's "Called Bond Record," 25 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, to such other services providing information with respect to called bonds, or no such services, as the Authority may indicate in a certificate of the Authority delivered to the Trustee.

Interest Account
----------------

          "Interest Account" means the account by that name in the Revenue Fund established pursuant to Section 5.02 hereof.

Interest Payment Date
---------------------

          "Interest Payment Date" means June 1, 2012 and (i) the first Wednesday of each month of each year (or the next succeeding Business Day if such Wednesday is not a Business Day) during a Weekly Interest Rate Period or the last Business Day of a Term Interest Rate Period of less than one year or (ii) June 1 and December 1 during a Term Interest Rate Period of one year or more.

Interest Period
---------------

          "Interest Period" shall mean the period from and including any Interest Payment Date to and including the day immediately preceding the next following Interest Payment Date, except that the first Interest Period shall be the period from and including the date of the first authentication and delivery of a Series of Bonds to and including the day immediately preceding the first Interest Payment Date relating to such Series of Bonds.

Interest Rate Period
--------------------

          "Interest Rate Period" shall mean either a Weekly Interest Rate Period or a Term Interest Rate Period.

Investment Securities
---------------------

          "Investment Securities" shall mean any of the following securities (other than those issued by the Authority, the Borrower or any Guarantor):

          (i) Commercial paper issued by corporations that are organized and operating within the United States and that are rated by Moody's or S & P (a) "A-2" or "P-2" or higher if such commercial paper has a maturity of seven days or less, and (b) "A-1" or "P-1" if such commercial paper has a maturity of greater than seven days;

          (ii) United States Treasury notes, bonds, bills or certificates of indebtedness or those for which the faith and credit of the United States are pledged for the full and timely payment of principal and interest, not subject to prepayment or call;

          (iii) Negotiable certificates of deposit issued by or deposit accounts with a nationally or state-chartered bank, including the Trustee and its affiliates, or by a state or federally licensed branch of a foreign bank, provided that the senior debt issued by such bank and/or its holding company shall be rated "A" by Moody's and S&P, respectively, and the commercial paper issued by such holding company or branch of a foreign bank shall be rated "P-1" and "A-1" by

Moody's and S&P, respectively;

          (iv) Bonds, notes or other obligations of any state, municipality or political subdivision the interest on which is excluded from gross income for federal income tax purposes, which are rated "A" or higher by Moody's or S&P;

          (v) Investments in or shares of any "regulated investment company" within the meaning of Section 851(a) of the Code, the assets of which are securities or investments described in (i) - (iv) above, including funds for which the Trustee, its parent holding company, if any, or any affiliates or subsidiaries of the Trustee or such holding company provide investment advisory or other management services.

          (vi) Repurchase agreements with any bank, trust company or national banking association insured by the Federal Deposit Insurance Corporation, or with any government bond dealer recognized as a primary dealer by the Federal Reserve Bank of New York, which agreements are fully and continuously secured by a valid and perfected security interest in obligations described in paragraph
(ii) of this definition or obligations which are rated "Aaa" by Moody's or "AAA" by S&P; and

          (vii) Money market funds invested solely in U.S. Treasury securities described in paragraph (ii) of this definition, including funds for which the Trustee, its parent holding company, if any, or any affiliates or subsidiaries of the Trustee or such holding company provide investment advisory or other management services.

Issuance Date
-------------

          "Issuance Date" means June 25, 1997.

Letter of Credit
----------------

          "Letter of Credit" means, as applicable, (i) that certain Letter of Credit issued by the Bank, naming the Trustee as beneficiary and delivered on the date of issuance and delivery of a Series of the Bonds, pursuant to a Reimbursement Agreement and (ii) in the event of delivery of an Alternate Letter of Credit, such Alternate Letter of Credit.

Letter of Credit Account
------------------------

          "Letter of Credit Account" means the account by that name in the Revenue Fund established pursuant to Section 5.03 hereof.

Loan Default Event
------------------

          "Loan Default Event" means any one or more of the events specified in
Section 7.1 of the Agreement.

Loan Repayments
---------------

          "Loan Repayments" means the payments so designated and required to be made by the Borrower pursuant to Section 4.2 of the Agreement.

Maximum Rate
------------

          "Maximum Rate" shall mean twelve percent (12%) per annum.

Moody's
-------

          "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency (other than S&P or Fitch) designated by the Authority, with the approval of the Borrower, by notice to the Bank, the Trustee, the Remarketing Agent and the Tender Agent.

Net Proceeds
------------

          "Net Proceeds" means the proceeds from insurance or from actual or threatened condemnation or eminent domain actions with respect to the Project, less any costs reasonably expended by the Borrower to receive such proceeds.

Opinion of Counsel
------------------

          "Opinion of Counsel" means a written opinion of counsel (who may be counsel for the Authority) selected by the Authority. If and to the extent required by the provisions of Section 1.02 hereof, each Opinion of Counsel shall include the statements provided for in Section 1.02 hereof.

Outstanding
-----------

          "Outstanding," when used as of any particular time with reference to Bonds, means (subject to the provisions of Section 11.10 hereof) all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture except (1) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which liability of the Authority shall have been discharged in accordance with Section
10.02 hereof, including Bonds (or portions of Bonds) referred to in Section
11.10 hereof; and (3) Bonds for the transfer or exchange of or in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

Owner
-----

          See "Holder."

Paying Agent
------------

          "Paying Agent" means the Paying Agent described in Section 8.07 hereof.

Person
------

          "Person" means an individual, corporation, firm, association, limited liability company, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

Principal Account
-----------------

          "Principal Account" means the account by that name in the Revenue Fund established pursuant to Section 5.02.

Principal Payment Date
----------------------

          "Principal Payment Date" means June 1, 2012.

Project
-------

          "Project" means (i) all land, buildings, structures, fixtures and improvements and (ii) all tangible personal property purchased with proceeds of the Bonds whether now existing or hereafter acquired, constructed or installed as more fully described in Exhibit A to the Agreement.

Purchase Date
-------------

          "Purchase Date" shall mean the date on which any Bond is required to be purchased pursuant to Section 2.04(A) hereof or Section 4.06 hereof.

Purchase Price
--------------

          "Purchase Price" shall mean (i) that amount equal to 100% of the principal amount of any Bond purchased pursuant to Sections 2.04 or 4.06 of this Indenture, plus accrued and unpaid interest thereon to but not including the Purchase Date or the date on which such Bond is deemed purchased in accordance with Section 2.04 hereof and (ii) with respect to any other Series of Bonds shall mean the Purchase Price specified in the Supplemental Indenture pursuant to which such Bonds are issued.

Qualified Newspaper
-------------------

          "Qualified Newspaper" means The Wall Street Journal or The Bond Buyer
                                      -----------------------    --------------
or any other newspaper or journal containing financial news, printed in the English language and customarily published on each Business Day, of general circulation in New York, New York, and selected by the Trustee, whose decision shall be final and conclusive.

Rating Agency
-------------

          "Rating Agency" means Moody's, if Moody's is then rating the Bonds, S&P, if S&P is then rating the Bonds and/or Fitch, if Fitch is then rating the Bonds.

Rebate Fund
-----------

          "Rebate Fund" means the fund by that name created pursuant to Section
5.06 hereof.

Rebate Instructions
-------------------

          "Rebate Instructions" means those calculations and directions required to be delivered to the Trustee by the Borrower under Section 5.2 of the Tax Certificate.

Rebate Requirement
------------------

          "Rebate Requirement" means the Rebate Requirement defined in the Tax Certificate.

Record Date
-----------

          "Record Date" shall mean (i) the Business Day immediately preceding the applicable Interest Payment Date during a Weekly Interest Rate Period or any Term Interest Rate Period of less than one year, and (ii) whether or not a Business Day, the fifteenth day of the month prior to an Interest Payment Date during any Term Interest Rate Period of one year or greater.

Redemption Account
------------------

          "Redemption Account" means the account by that name established in the Revenue Fund pursuant to Section 5.02 hereof.

Reimbursement Agreement
-----------------------

          "Reimbursement Agreement" means the Reimbursement Agreement, dated as of June 1, 1997, between the Borrower and the Bank, as may be amended or supplemented from time to time, or any other similar agreement entered into in connection with the issuance of the Letter of Credit or of any Alternate Letter of Credit.

Remarketing Agent
-----------------

          "Remarketing Agent" shall mean with respect to the Bonds, Westhoff, Cone & Holmstedt and its successors in such office under this Indenture.

Remarketing Agreement
---------------------

          "Remarketing Agreement" shall mean the Remarketing Agreement, dated as of June 1, 1997, between the Borrower and the Remarketing Agent or the agreement or instrument pursuant to which a successor to the Remarketing Agent shall perform its services.

Revenue Fund
------------

          "Revenue Fund" means the fund by that name established pursuant to
Section  5.01.

Revenues
--------

          "Revenues" means all amounts received by the Authority or the Trustee for the account of the Authority pursuant or with respect to the Agreement or the Letter of Credit (other than payments of Purchase Price), including, without limiting the generality of the foregoing, Loan Repayments (including both timely and delinquent payments, any late charges, and paid from whatever source), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture, but not including payments to the Authority, the Trustee or other parties pursuant to Sections 4.2(c) and (d), 7.3, 9.2 and 9.3 of the Agreement, including without limitation any Administrative Fees and Expenses, or any moneys paid for deposit into the Rebate Fund or the Authority Subaccount of the Costs of Issuance Fund.

S&P
---

          "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., its successors and their assigns, and, if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency (other than Moody's or Fitch) designated by the Authority, with the approval of the Borrower, by notice to the Bank, the Trustee, the Remarketing Agent and the Tender Agent.

Securities Depositories
-----------------------

          "Securities Depositories" means the following registered securities depositories: The Depository Trust Company, 711 Stewart Avenue, Garden City, New York 11530, Fax-(516) 227-4039 or 4190; (ii) Midwest Securities Trust Company, Capital Structures-Call Notification, 440 South LaSalle Street, Chicago, Illinois 60605, Fax-(312) 663-2343; and (iii) Philadelphia Depository Trust Company, Reorganization Division, 1900 Market Street, Philadelphia, Pennsylvania 19103, Attention: Bond Department, Fax-(215) 496-5058; or, in accordance with then-current guidelines of the Securities and Exchange Commission, such other securities depositories, or no such depositories, as the Authority may indicate in a certificate of the Authority delivered to the Trustee.

Series
------

          "Series," whenever used herein with respect to Bonds, means all of the Bonds designated as being of the same series, authenticated and delivered in a simultaneous transaction, regardless of variations in maturity, interest rate, redemption and other provisions, and any Bonds thereafter authenticated and delivered upon transfer or exchange of or in lieu of or in substitution for (but not to refund) such Bonds as herein provided.

State
-----

          "State" means the State of California.

Supplemental Indenture
----------------------

          "Supplemental Indenture" means any indenture hereafter duly authorized and entered into between the Authority and the Trustee, supplementing, modifying or amending this Indenture; but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

Surplus Account
---------------

          "Surplus Account" means the account established within the Revenue Fund pursuant to Section 3.03 hereof.

Tax Certificate
---------------

          "Tax Certificate" means the Tax Certificate and Agreement of the Borrower and the Authority dated the Date of Delivery.

Tax-exempt
----------

          "Tax-exempt" means, with respect to interest on any obligations of a state or local government, including the Bonds, that such interest is excluded from gross income for federal income tax purposes (other than in the case of a Holder of any Bonds who is a substantial user of the Project or a related person within the meaning of Section 147(a) of the Code) whether or not such interest is includable as an item of tax preference or otherwise includable directly or indirectly for purposes of calculating tax liabilities, including any alternative minimum tax or environmental tax, under the Code.

Tender Agent
------------

          "Tender Agent" shall mean initially the Trustee and any successor tender agent appointed pursuant to Section 8.13 hereof.

Term Interest Rate
------------------

          "Term Interest Rate" shall mean a non-variable interest rate on a Series of the Bonds established in accordance with Section 2.03(D) hereof.

Term Interest Rate Period
-------------------------

          "Term Interest Rate Period" shall mean each period during which a Term Interest Rate is in effect.

Trustee
-------

          "Trustee" means BNY Western Trust Company, a banking corporation organized and existing under and by virtue of the laws of the State of California, having a Corporate Trust Office in San Francisco and Los Angeles, California, or its successor as Trustee hereunder as provided in Section 8.01.

Variable Index
--------------

          "Variable Index" shall mean the current average rate for survey, as shown on the most recent VERIFACT Weekly Mode Variable Rate Fact Sheet and Newsletter, or any successor publication, published weekly by Ponder & Company, or any successor entity. If for any reason the Variable Index for any rate determination date cannot be established as provided above or is held to be invalid or unenforceable by a court of law, the Variable Index for such rate determination date shall be an index computed by the Remarketing Agent and shall be equal to 95% of the yield applicable to 91-day United States Treasury bills, such yield to be computed on the basis of the coupon equivalent of the average per annum discount rate at which such Treasury bills shall have been sold at the most recent Treasury auction conducted prior to such rate determination date.

Weekly Interest Rate
--------------------

          "Weekly Interest Rate" shall mean a variable interest rate on a Series of the Bonds established weekly in accordance with Section 2.03(C) hereof.

Weekly Interest Rate Period
---------------------------

          "Weekly Interest Rate Period" shall mean each period during which Weekly Interest Rates are in effect.

          SECTION 1.02. Content of Certificates and Opinions.  Every certificate
                        ------------------------------------
or opinion provided for in this Indenture with respect to compliance with any provision hereof shall include (1) a statement that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement that, in the opinion of such Person, such Person has made or caused to be made such examination or investigation as is necessary to enable such Person to express an informed opinion with respect to the subject matter referred to in the instrument to which such Person's signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and (5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

          Any such certificate or opinion made or given by an officer of the Authority or an officer or duly authorized representative of the Borrower may be based, insofar as it relates to legal, accounting or business matters of either of them, upon a certificate or opinion of or representation by counsel, an Accountant or a management consultant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by counsel, an Accountant or a management consultant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Borrower, as the case may be) upon a certificate or opinion of or representation by an officer of the Authority or the Borrower, unless such counsel, Accountant or management consultant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such Person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Authority or the Borrower, or the same counsel or Accountant or management consultant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, counsel, Accountants or management consultants may certify to different matters, respectively.

          SECTION 1.03.  Interpretation.  (a) Unless the context otherwise
                         --------------
indicates, words expressed in the singular shall include the plural and vice
                                                                        ----
versa and the use of the neuter, masculine, or feminine gender is for
-----
convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

          (b) Headings of articles and sections herein and the table of contents hereof are solely for convenience of reference, do not constitute a part hereof and shall not affect the meaning, construction or effect hereof.

          (c) All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof.

                                 ARTICLE II
                                 THE BONDS

          SECTION 2.01.  Authorization of Bonds. Bonds may be issued hereunder
                         ----------------------
from time to time in order to obtain moneys to carry out the purposes of the Act for the benefit of the Authority and the Borrower. The maximum principal amount of the Bonds which may be issued hereunder is not limited; subject, however, to the right of the Authority, which is hereby reserved, to limit the aggregate principal amount of Bonds which may be issued or outstanding hereunder. The Bonds are designated generally as "California Pollution Control Financing Authority Variable Rate Demand Solid Waste Disposal Revenue Bonds (West Valley MRF, LLC Project);" each Series thereof to bear such additional designation as may be necessary or appropriate to distinguish such Series from every other Series of Bonds. The Bonds may be issued in such Series as from time to time shall be established and authorized by the Authority, subject to the covenants, provisions and conditions herein contained. This Indenture constitutes a continuing agreement with the Holders from time to time of the Bonds to secure the full payment of the principal (or redemption price) of and interest on all such Bonds subject to the covenants, provisions and conditions herein contained.

          SECTION 2.02.  1997A Bonds.  There shall be issued under and secured
                         -----------
by this Indenture an initial Series of Bonds to be issued in the form of fully registered bonds and to be additionally designated "Series 1997A", in the principal amount of $9,500,000, to be dated the date of initial issuance and delivery and to mature (subject to prior redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on June 1, 2012. The 1997A Bonds shall bear interest on the unpaid principal amount thereof as set forth in
Section 2.03 hereof, provided, however, that in no event shall the rate of interest on any Bond exceed at any time the Maximum Rate. If an Event of Default shall have occurred and be continuing, the interest rate on the 1997A Bonds shall be the rate on the 1997A Bonds on the day prior to the occurrence of such Event of Default.

The 1997A Bonds shall be issuable in Authorized Denominations. The 1997A Bonds shall be issued in substantially the form set forth in Exhibit A of this Indenture with such variations, insertions or omissions as are appropriate and not inconsistent therewith and shall conform generally to the rules and regulations of any governmental authority or usage or requirement of law with respect thereto. The 1997A Bonds shall be numbered and lettered from one upward preceded by the letter "R" prefixed to the number and may bear such additional letters, numbers, legends or designations as the Bond Registrar determines are desirable.

        SECTION 2.03.   Interest Rates.  (A) Each Series of the Bonds shall
                        --------------
bear interest from and including the date of first authentication and delivery thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on each Series of the Bonds with respect to the immediately preceding Interest Period shall be paid as provided below, provided that if any Interest Payment Date is not a Business Day, such interest shall be mailed or wired pursuant to this Section 2.03 on the next succeeding Business Day, with the same effect as if made on the day such payment was due. Except during a Term Interest Rate Period of one year or more, interest on each Series of the Bonds shall be computed upon the basis of a 365-day or 366 day, as applicable, year for the number of days actually elapsed. During any Term Interest Rate Period of one year or more, interest on each Series of the Bonds shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months.

        Payment of the interest on any 1997A Bond shall be made to the person appearing on the bond registration books of the Bond Registrar as the Bondholder thereof on the Record Date, such interest to be paid by the Paying Agent to such Bondholder (i) by check mailed by first class mail on the Interest Payment Date, to such Bondholder's address as it appears on the registration books, or (ii) upon written request at least three Business Days prior to the applicable Record Date of the Bondholder of 1997A Bonds aggregating not less than $1,000,000 in principal amount, by wire transfer in immediately available funds at an account maintained in the United States at such wire address as such Bondholder shall specify in its written notice (any such written request shall remain in effect until rescinded in writing by such Bondholder); except, in each case, that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest rate shall be the rate on the Bonds on the day before such default occurred, and such defaulted interest shall be paid to the Bondholder in whose name any such 1997A Bonds are registered at the close of business on the fifth Business Day next preceding the date of payment of such defaulted interest. Both the principal of and premium, if any, on the 1997A Bonds shall be payable upon surrender thereof in lawful money of the United States of America at the Corporate Trust Office of the Trustee.

        (B) In the manner hereinafter provided, the term of each Series of the Bonds will be divided into consecutive Interest Rate Periods, during each of which such Series of Bonds shall bear interest at a Weekly Interest Rate or a Term Interest Rate. The first Interest Rate Period for the 1997A Bonds shall be a Weekly Interest Rate Period. The first Interest Payment Date for the 1997A Bonds shall be August 6, 1997. The first Interest Rate Period and the first Interest Payment Date for any other Series of Bonds shall be specified in the Supplemental Indenture relating to such Series of Bonds.

        (C)(I) Determination of Weekly Interest Rate.  During each Weekly
               -------------------------------------
Interest Rate Period, such Series of Bonds shall bear interest at the Weekly Interest Rate, which shall be determined by the Remarketing Agent not later than 5:00 p.m. (New York City time) on Tuesday of each week (or by 12:00 noon (New York City time) on the next succeeding Business Day if such Tuesday is not a Business Day) during such Weekly Interest Rate Period for the week commencing on that next succeeding Wednesday (unless such Weekly Interest Rate is determined on a Wednesday in which case it shall be effective on such day); provided, however, that if the then current Interest Rate Period is a Term Interest Rate Period, the Weekly Interest Rate for the

Weekly Interest Rate Period succeeding such Term Interest Rate Period shall be determined not later than the Business Day next preceding the effective date of such Weekly Interest Rate Period. The Weekly Interest Rate shall be the rate determined by the Remarketing Agent (on the basis of examination of obligations comparable to such Series of Bonds known by the Remarketing Agent to have been priced or traded under then prevailing market conditions) to be the minimum interest rate which, if borne by such Series of Bonds, would enable the Remarketing Agent to sell such Series of Bonds on such day at a price equal to the principal amount thereof plus accrued interest; provided, however, that if for any reason the Weekly Interest Rate cannot be determined, the Weekly Interest Rate for the next succeeding week shall remain at the then-existing rate, and thereafter the Weekly Interest Rate shall be a percentage per annum equal to the Variable Index. The first Weekly Interest Rate determined for each Weekly Interest Rate Period shall apply to the period commencing on the first day of such Weekly Interest Rate Period and ending on the next succeeding Tuesday. Thereafter, each Weekly Interest Rate shall apply to the period commencing on Wednesday and ending on the next succeeding Tuesday, unless such Weekly Interest Rate Period shall end on a day other than Tuesday, in which event the last Weekly Interest Rate for such Weekly Interest Rate Period shall apply to the period commencing on the Wednesday preceding the last day of such Weekly Interest Rate Period and ending on such last day.

        (II) Adjustment to Weekly Interest Rate Period. The Borrower, by written
             -----------------------------------------
direction to the Trustee and the Remarketing Agent, and with the written consent of the Bank and accompanied by an Approving Opinion, may elect to adjust the Interest Rate Period for any Series of Bonds to a Weekly Interest Rate Period. Such direction shall specify the effective date of such adjustment to a Weekly Interest Rate Period, which shall be (a) the Interest Payment Date which is the day next succeeding the last day of the then current Term Interest Rate Period (or the Business Day next succeeding such Interest Payment Date if the adjustment is from a Term Interest Rate Period of one year or more and such Interest Payment Date is not a Business Day) not less than 40 days following the date of receipt by the Trustee of such direction, or (b) any date on which such Series of Bonds may be optionally redeemed pursuant to Section 4.03 not less than 40 days following the date of receipt by the Trustee of such direction.

        (III)  Notice of Adjustment to Weekly Interest Rate Period. The Trustee
               ---------------------------------------------------
shall give notice by first class mail of an adjustment to a Weekly Interest Rate Period to the Bondholders of such Series of Bonds, the Bank, the Remarketing Agent and the Borrower not less than 35 days prior to the effective date of such Weekly Interest Rate Period. Such notice shall state (1) that the interest rate on such Series of Bonds will be adjusted to a Weekly Interest Rate, (2) the effective date of such Weekly Interest Rate Period, (3) the day by which the Weekly Interest Rate shall be determined and the manner by which such Weekly Interest Rate may be obtained, (4) the Interest Payment Dates after such effective date, (5) that such Series of Bonds will be purchased on such effective date pursuant to Section 4.06 hereof, (6) the procedures for such purchase as provided in (5) above, (7) that, subsequent to such effective date, the Bondholders of such Series of Bonds or the Direct Participants will have the right to demand purchase of such Series of Bonds upon not less than seven days' notice, (8) the procedures for a demand for purchase as provided in (7) above,
(9) the redemption provisions that will pertain to such Series of Bonds during such Weekly Interest Rate Period, and (10) the ratings which are expected to be assigned to such Series of Bonds on such date and whether ratings will be reduced or withdrawn. If at the time of such notice, the Interest Rate Period for such Series of Bonds shall be a Term Interest Rate Period of one year or more, such notice also shall state that all or that portion of such Series of Bonds not in Authorized Denominations on the effective date of such Weekly Interest Rate Period will be purchased as provided in Section 4.06 hereof.

        (D)(I) Determination of Term Interest Rate.  During each Term Interest
               -----------------------------------
Rate Period, such Series of Bonds shall bear interest at the Term Interest Rate, which shall be determined by the Remarketing Agent not later than 4:00 p.m. (New York City time) on the Business Day preceding the first day of such Term Interest Rate Period. The Term Interest Rate shall be the rate determined by the Remarketing Agent (on the basis of examination of obligations comparable to such Series of Bonds known to the Remarketing Agent to have been priced or traded under then prevailing market conditions) to be the minimum interest rate which, if borne by such Series of Bonds, would enable the Remarketing Agent to sell such Series of Bonds on such Business Day at a price equal to the principal amount thereof; provided, however, that if for any reason the Term Interest Rate cannot be determined for any Term Interest Rate Period, the interest rate on such Series of Bonds shall convert to a Weekly Interest Rate.

        (II) Adjustment to Term Interest Rate Period.  The Borrower, by written
             ---------------------------------------
direction to the Trustee and the Remarketing Agent, and with the written consent of the Authority and the Bank and accompanied by an Approving Opinion, may elect that the Interest Rate Period for any Series of Bonds shall be a Term Interest Rate Period, and shall determine the duration the Term Interest Rate Period (which may be any period of one month, three months, six months, nine months, one year, or any multiple of six months above one year, up to and including the period of time remaining to the maturity of such Series of Bonds). Such direction (a) shall specify the effective date of such Term Interest Rate Period which shall be (1) an Interest Payment Date not less than 40 days following the date of receipt by the Trustee of such direction, (2) the Interest Payment Date which is the day next succeeding the last day of the then-current Term Interest Rate Period (or the Business Day next succeeding such Interest Payment Date if the adjustment is from a Term Interest Rate Period of one year or more and such Interest Payment Date is not a Business Day) not less than 40 days following the date of receipt by the Trustee of such direction, or (3) any date on which such Series of Bonds may be optionally redeemed pursuant to Section 4.01 not less than 40 days following the date of receipt by the Trustee of such direction; (b) shall specify the last day thereof; and (c) shall specify, if the then current Interest Rate Period is a Weekly Interest Rate Period or a Term Interest Rate Period of a different duration than the succeeding Term Interest Rate Period, the effective date pursuant to Section 4.06 hereof by which such Series of Bonds shall be purchased. If, at least 40 days prior to the last day of any Term Interest Rate Period, the Borrower shall not have elected that such Series of Bonds bear interest at a Weekly Interest Rate or a Term Interest Rate during the next succeeding Interest Rate Period, the next succeeding Interest Rate Period shall be a Term Interest Rate Period of the same duration as the immediately preceding Term Interest Rate Period. Notwithstanding anything else provided in this Section 2.03(D)(II), the Borrower shall not adjust to a Term Interest Rate Period unless (a) the Letter of Credit has been modified to provide interest coverage sufficient to maintain the rating on such Series of Bonds; provided, however, that no Letter of Credit shall be required if the Borrower furnishes to the Trustee not less than 40 days prior to the last day of any Term Interest Rate Period either (1) written evidence from each rating agency then rating such Series of Bonds that effective upon the commencement of the immediately succeeding Term Interest Rate Period that, if such Series of Bonds then have a long-term rating, that such Bonds will be rated Fitch "A+" (or equivalent) or higher or if such Bonds only have a short-term rating, will be in the highest short-term rating category (without regard to "+"'s or "-"'s); or (2) written consent of the Authority, and (b) receipt by the Trustee and the Authority prior to the effective date of the Term Interest Rate Period of a continuing disclosure agreement imposing obligations upon the Borrower or any other responsible party to comply with the requirements of S.E.C. Rule 15c2-12 as it may from time to time be amended or supplemented, with respect to the Bonds; provided, however, that no continuing disclosure agreement shall be required if (1) the duration of the Term Interest Rate Period is less than one year and (2) such series of Bonds bearing interest at the Term Interest Rate are in denominations of $100,000 or any integral multiple of $5,000 in excess thereof.

        (III)  Notice of Adjustment to Term Interest Rate Period.  The
               -------------------------------------------------
Trustee shall give notice by first class mail of each Term Interest Rate Period to the Bondholders of such Series of Bonds, the Bank and the Borrower not less than 30 days prior to the effective date of such Term Interest Rate Period.
Such notice shall state (1) that the interest rate on such Series of Bonds will be adjusted to or continue to be a Term Interest Rate, (2) the effective date of such Term Interest Rate Period, (3) the day by which the Term Interest Rate for such Term Interest Rate Period shall be determined, (4) the manner by which such Term Interest Rate may be obtained, (5) the Interest Payment Dates after such effective date, (6) if the then current Interest Rate Period is a Weekly Interest Rate Period or a Term Interest Rate Period of a different duration than the succeeding Term Interest Rate Period, that such Series of Bonds shall be purchased on such effective date pursuant to Section 4.06 hereof, (7) the procedures of such purchase, (8) the redemption provisions that will pertain to such Series of Bonds during such Term Interest Rate Period, and (9) the ratings which are expected to be assigned to such Series of Bonds on such date, whether a Letter of Credit will be in effect and whether ratings will be reduced or withdrawn.

        (E) The determination of the interest rate on each Series of the Bonds by the Remarketing Agent shall be conclusive and binding upon the Bondholders of such Bonds, the Authority, the Tender Agent, the Bank, and the Trustee.

        The 1997A Bonds shall be subject to redemption and purchase as provided in Sections 4.01 and 4.06 hereof.

        SECTION 2.04. Demand Purchase of Bonds. (A) Purchase of any Series
                      ------------------------      ----------------------
of Bonds During Weekly Interest Rate Period. During any Weekly Interest Rate
-------------------------------------------
Period, any Series of Bonds or portions thereof in Authorized Denominations shall be purchased at the option of the Bondholder thereof, or with respect to Book-Entry Bonds, at the option of the Direct Participant with an ownership interest in Book-Entry Bonds, on any Business Day, at a price of 100% of the principal amount thereof, plus accrued interest to the Purchase Date, upon (i) delivery to the Trustee, if such Series of Bonds are Book-Entry Bonds, or otherwise to the Tender Agent, at its Corporate Trust Office of an irrevocable notice in writing (a "Tender Notice") by 5:00 p.m. (New York City time) on any Business Day, which states the name of the Bondholder of such Bond or the Direct Participant for such Bond, as applicable, such Direct Participant's account number, payment instructions with respect to the Purchase Price of such Bond, the principal amount, CUSIP number and Series of such Bond and the date on which the same shall be purchased, which date shall be a Business Day not prior to the seventh day next succeeding the date of the delivery of such notice to the Tender Agent, and (ii) (a) if such Series of Bonds are not Book-Entry Bonds, delivery of such Bond to the Tender Agent at its Corporate Trust Office, accompanied by an instrument of transfer thereof, in form satisfactory to the Tender Agent, executed in blank by the Bondholder thereof with the signature guaranteed in accordance with the guidelines set forth by one of the nationally recognized medallion signature programs at or prior to 12:30 p.m. (New York City time), on the date specified in such notice, or (b) if such Series of Bonds are Book-Entry Bonds, upon confirmation by DTC that a Direct Participant with respect to Book-Entry Bonds being purchased pursuant to this Section 2.04 has an ownership interest in such Book-Entry Bond at least equal to the amount specified in such Tender Notice, the transfer, on the registration books of DTC, of the beneficial ownership interest in such Book-Entry Bond tendered for purchase to the account of the Trustee, or to the account of a Direct Participant acting on behalf of the Trustee.

        (B) If moneys sufficient to pay the Purchase Price of any Series of Bonds to be purchased pursuant to Section 2.04(A) hereof shall be held by the Trustee on the date such Bonds are to be purchased, any such Bonds to be so purchased which are not delivered by the Bondholders thereof to the Tender Agent or transferred on the registration books of DTC, as applicable, on the date specified for purchase thereof will be deemed to have been delivered for purchase, or transferred on the registration books of DTC, as applicable, on such date and to have been purchased. The former Bondholders of such Bonds, or Direct Participants with respect to Book-Entry Bonds, will thereafter have no rights with respect to such Bonds except to receive payment of the Purchase Price therefor upon surrender of such Bonds to the Tender Agent or the transfer, on the registration books of DTC, of the beneficial interest in such Book-Entry Bonds.

        SECTION 2.05. Execution of Bonds.  The Bonds shall be executed in
                      ------------------
the name and on behalf of the Authority with the manual or facsimile signature of its Chairman, under its seal attested by the manual or facsimile signature of its Executive Director or Deputy Executive Secretary. Such seal may be in the form of a facsimile of the Authority's seal and may be reproduced, imprinted or impressed on the Bonds. The Bonds shall then be delivered to the Trustee for authentication by it. In case any of the officers who shall have signed or attested any of the Bonds shall cease to be such officer or officers of the Authority before the Bonds so signed or attested shall have been authenticated or delivered by the Trustee or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Authority as though those who signed and attested the same had continued to be such officers of the Authority, and also any Bonds may be signed and attested on behalf of the Authority by such persons as at the actual date of execution of such Bonds shall be the proper officers of the Authority although at the nominal date of such Bonds any such person shall not have been such officer of the Authority.

        Only such of the Bonds as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit A, with the manual or facsimile signature of the Trustee or the Tender Agent as authenticating agent, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Trustee or Tender Agent shall be conclusive evidence that the Bonds so authenticated have been duly executed, authenticated and delivered hereunder and are entitled to the benefits of this Indenture.

        SECTION 2.06. Transfer of Bonds.  Any Bond may, in accordance with its
                      -----------------
terms, be transferred, upon the books required to be kept pursuant to the provisions of Section 2.08 hereof, by the person in whose name it is registered, in person or by its duly authorized attorney, upon surrender of such registered Bond for cancellation, accompanied by delivery of a written instrument of transfer, duly executed in a form acceptable to the Trustee. Transfer of a Bond shall not be permitted by the Trustee during the period Bonds are selected for redemption or after the Record Date prior to the next succeeding Interest Payment Date.

        Whenever any Bond or Bonds shall be surrendered for transfer, the Authority shall execute and the Trustee shall authenticate and deliver a new Bond or Bonds for a like aggregate principal amount and Series in Authorized Denominations. The Trustee shall require the Bondholder requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer. The cost of printing Bonds and any services rendered or expenses incurred by the Trustee in connection with any such transfer shall be paid by the Borrower.

        SECTION 2.07. Exchange of Bonds.  Bonds may be exchanged at the
                      -----------------
Corporate Trust Office of the Trustee for a like aggregate principal amount and Series of Bonds of other Authorized Denominations. The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange. The cost of printing Bonds and any services rendered or expenses incurred by the Authority or the Trustee in connection with any such exchange shall be paid by the Borrower.

        SECTION 2.08. Bond Register.  The Trustee will keep or cause to be kept
                      -------------
at its Corporate Trust Office sufficient books for the registration and transfer of the Bonds, which shall at all times be open to inspection during regular business hours by the Authority upon reasonable notice; and, upon presentation for such purpose, the Trustee shall, under such reasonable regulations as it may prescribe, register or transfer or cause to be registered or transferred, on such books, Bonds as hereinbefore provided.

        SECTION 2.09. Temporary Bonds.  The Bonds may be issued in temporary
                      ---------------
form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be in an Authorized Denomination, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Authority and be authenticated by the Trustee upon the same conditions and in substantially the same manner as the definitive Bonds. If the Authority issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered, for cancellation, in exchange therefor at the Corporate Trust Office of the Trustee and the Trustee shall authenticate and deliver in exchange for such temporary Bonds an equal aggregate principal amount of definitive Bonds of like Series in Authorized Denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

        SECTION 2.10.  Bonds Mutilated, Lost, Destroyed or Stolen. If any Bond
                       ------------------------------------------
shall become mutilated, the Authority, at the expense of the Holder of said Bond, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and Series in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated. Every mutilated Bond so surrendered to the Trustee shall be canceled by it and upon request delivered to the Authority. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Authority and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them shall be given, the Authority, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor and Series in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured, instead of issuing a substitute Bond, the Trustee may pay the same without surrender thereof upon receipt of indemnity satisfactory to the Trustee). The Authority may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Authority and the Trustee in the premises. Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Authority whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

        SECTION 2.11. Book-Entry Only System.  (A)  Except as otherwise
                      ----------------------
provided in subsections (B) and (C) of this Section 2.11 or as otherwise provided in a Supplemental Indenture, the Bonds initially authenticated and delivered hereunder shall be registered in the name of Cede & Co., as nominee of DTC, New York, New York or such other nominee as DTC shall request. Payments of interest on, principal of and any premium on, and the purchase price of, the Bonds shall be made to the account of Cede & Co. on each payment date for principal or interest or purchase price on the Bonds at the address indicated for Cede & Co. in the registration books maintained by the Bond Registrar by transfer of immediately available funds. DTC has represented to the Authority that it will maintain a book-entry system in recording ownership interests of the Direct Participants and the ownership interests of Beneficial Owners will be recorded through book entries on the records of the Direct Participants.

        (B) The Bonds shall be initially issued in the form of a separate single authenticated fully registered Bond in the amount of each separate stated maturity and Series. With respect to Bonds so registered in the name of Cede & Co., the Authority, the Trustee and the Tender Agent shall have no responsibility or obligation to any Direct Participant (with the exception of the right of Direct Participants to demand purchase of Bonds pursuant to Section
2.04 hereof) or to any Beneficial Owner of such Bonds. Without limiting the immediately preceding sentence, the Authority, the Trustee and the Tender Agent shall have no responsibility or obligation with respect to (i) the accuracy of the records of DTC, Cede & Co. or any Direct Participant with respect to any beneficial ownership interest in the Bonds, (ii) the delivery to any Direct Participant, Beneficial Owner or other person, other than DTC, of any notice with respect to the Bonds, including any notice of redemption, (iii) the payment to any Direct Participant, Beneficial Owner or other person, other than DTC, of any amount with respect to the principal or redemption price of, or interest on, the Bonds or (iv) any consent given or other action taken by DTC as Holder of the Bonds. The Authority, the Trustee and the Tender Agent may treat DTC as, and deem DTC to be, the absolute Holder of each Bond for all purposes whatsoever (with the exception of the right of Direct Participants to demand purchase of Bonds pursuant to Section 2.04 hereof) including (but not limited to) (i) payment of the principal or redemption price of, and interest on, each such Bond, (ii) giving notices of conversion or redemption and other matters with respect to such Bonds and (iii) registering transfers with respect to such Bonds. The Trustee shall pay the principal or redemption price of, and interest on, all Bonds only to or upon the order of DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Authority's obligations with respect to such principal or redemption price, and interest, to the extent of the sum or sums so paid. No person other than DTC shall receive a Bond evidencing the obligation of the Authority to make payments of principal or redemption price of, and interest on, the Bonds pursuant to this Indenture. Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the transfer provisions hereof, the word "Cede & Co." in this Indenture shall refer to such new nominee of DTC.

        (C) (1) DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving reasonable written notice to the Authority, the Trustee and the Tender Agent and discharging its responsibilities with respect thereto under applicable law.

             (2) The Authority, in its sole discretion and without the consent of any other person, may terminate, upon provision of notice to the Trustee and Tender Agent, the services of DTC with respect to the Bonds if the Authority determines that the continuation of the system of book-entry only transfers through DTC (or a successor securities depository) is not in the best interests of the Beneficial Owners of the Bonds or is burdensome to the Authority.

             (3) The Authority shall terminate the services of DTC with respect to the Bonds upon receipt by the Authority, the Trustee and the Tender Agent of written notice from DTC to the effect that DTC has received written notice from Direct Participants having interests, as shown in the records of DTC, in an aggregate principal amount of not less than fifty percent (50%) of the aggregate principal amount of the then Outstanding Bonds to the effect, that: (i) DTC is unable to discharge its responsibilities with respect to such Bonds, or (ii) a continuation of the requirement that all of the Outstanding Bonds be registered in the registration books kept by the Trustee in the name of Cede & Co., as nominee of DTC, is not in the best interest of the Beneficial Owners of such Bonds.

        (D) Upon the termination of the services of DTC with respect to the Bonds pursuant to subsection (C)(3)(ii) hereof, or upon the discontinuance or termination of the services of DTC with respect to the Bonds pursuant to subsection (C)(1), (C)(2) or subsection (C)(3)(i) hereof after which no substitute Securities Depository willing to undertake the functions of DTC hereunder can be found or which, in the opinion of the Authority, is willing and able to undertake such functions upon reasonable and customary terms, the Bonds shall no longer be restricted to being registered in the registration books kept by the Trustee in the name of Cede & Co. as nominee of DTC. In such event, the Authority shall issue and the Trustee shall transfer and exchange Bond certificates as requested by DTC or Direct Participants of like principal amount,

Series and maturity, in Authorized Denominations to the identifiable Beneficial Owners in replacement of such Beneficial Owners' beneficial interests in the Bonds.

        (E) Notwithstanding any other provision of this Indenture to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to the principal or redemption price of, and interest on, such Bond and all notices with respect to such Bond shall be made and given, respectively, to DTC as provided in the letter of representations of the Authority and the Trustee, addressed to DTC with respect to the Bonds (the "DTC Letter of Representations").

        (F) In connection with any notice or other communication to be provided to Bondholders pursuant to this Indenture by the Authority, the Tender Agent or the Trustee with respect to any consent or other action to be taken by Bondholders, the Authority, the Tender Agent or the Trustee, as the case may be, shall establish a record date for such consent or other action and give DTC notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible.

        (G) Notwithstanding any provision herein to the contrary, the Authority and the Trustee may agree to allow DTC, or its nominee, Cede & Co., to make a notation on any Bond redeemed in part to reflect, for informational purposes only, the principal amount and date of any such redemption.

        (H) Notwithstanding any provision herein to the contrary, so long as the Bonds are subject to a system of book-entry only transfers pursuant to this Section, any requirement for the delivery of Bonds to the Tender Agent in connection with a mandatory tender pursuant to Section 4.06 hereof shall be deemed satisfied upon the transfer, on the registration books of DTC, of the beneficial ownership interests in such Bonds tendered for purchase to the account of the Trustee, or a Direct Participant acting on behalf of such Trustee.

        SECTION 2.12. Conditions for the Issuance of Additional Bonds. The
                      -----------------------------------------------
Authority may at any time issue Additional Bonds payable from the Revenues as provided herein and secured by a pledge of and charge and lien upon the Revenues as provided herein equal to the pledge, charge and lien securing the Outstanding Bonds theretofore issued hereunder, but only subject to the following specific conditions, which are hereby made conditions precedent to the issuance of any such Additional Bonds:

        (A) The Authority shall be in compliance with all agreements and covenants contained herein.

        (B) The issuance of such Additional Bonds shall have been authorized pursuant to the Act and shall have been provided for by Supplemental Indenture which shall specify the following:

             (1) The purpose for which such Additional Bonds are to be issued; provided that such Additional Bonds shall be applied solely for the purpose of (i) financing the substitutions, additions, modifications or improvements to the

        Project, including payment of all costs incidental to or connected with such financing, (ii) financing other facilities within the State which qualify as a "project" under the Act and/or (iii) refunding any Bonds then Outstanding, including payment of all costs incidental to or connected with such refunding;

             (2) The authorized principal amount and designation of such Additional Bonds;

             (3) The date and the maturity dates of and the sinking installment payment dates, if any, for such Additional Bonds; provided that (i) for any Additional Bonds bearing interest at a Term Interest Rate of one year or more, each maturity date shall fall upon June 1 or December 1,
        (ii) all such Additional Bonds of like maturity shall be identical in all respects, except as to number and denomination, and (iii) serial maturities for serial bonds or sinking installment payments for term bonds, or any combination thereof, shall be established to provide for the retirement of such Additional Bonds on or before their respective maturity dates;

             (4) The interest payment date for such Additional Bonds; provided that the interest payment dates for any Additional Bonds bearing interest at a Term Interest Rate of one year or more shall be on June 1 or December 1 in each year;

             (5) The denomination or denominations of and method of numbering such Additional Bonds;

             (6) The redemption premiums, if any, and the redemption terms, if any, for such Additional Bonds;

             (7) The amount, if any, to be deposited from the proceeds of sale of such Additional Bonds in the Interest Account hereinafter referred to;

             (8) The amount, if any, to be deposited from the proceeds of sale of such Additional Bonds in the Construction Fund;

             (9)  The forms of such Additional Bonds; and

             (10) Such other provisions as are necessary or appropriate and not inconsistent herewith.

        (C) The Loan Agreement shall have been amended so as to increase the Loan Repayments by an amount at least sufficient to pay the interest on, principal and premium, if any, of such Additional Bonds as the same become due.

        (D) The issuance by a Bank of a Letter of Credit or the delivery of an Alternate Credit Facility enhancing such Additional Bonds.

        SECTION 2.13. Procedure for the Issuance of Additional Bonds.  At any
                      ----------------------------------------------
time after the sale of any Additional Bonds in accordance with the Act, the Authority shall execute such Additional Bonds for issuance hereunder and shall deliver them to the Trustee, and thereupon such Additional Bonds shall be authenticated and delivered by the Trustee to the purchaser thereof upon the written request of the Authority, but only upon receipt by the Trustee of the following documents or money or securities, all of such documents dated or certified, as the case may be, as of the Date of Delivery of such Additional Bonds by the Trustee (unless the Authority shall direct the Trustee to accept any of such documents bearing a prior date):

        (A) A certified copy of the Supplemental Indenture authorizing the issuance of such Additional Bonds;

        (B) A written request of the Authority as to the delivery of such Additional Bonds;

        (C) An Opinion of Bond Counsel to the effect that (1) the Authority has the right and power under the Act to execute and deliver the Supplemental Indenture and the Supplemental Indenture has been duly and lawfully executed and delivered by the Authority, is in full force and effect and is valid and binding upon the Authority (except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to the enforcement of creditors' rights and by equitable principles), (2) the Supplemental Indenture creates the valid pledge of and charge and lien upon the Revenues which it purports to create as provided therein, subject to the application thereof to the purposes and on the conditions permitted hereby, (3) such Additional Bonds are valid and binding special obligations of the Authority (except as enforcement may be limited by bankruptcy, insolvency, reorganization and other similar laws relating to the enforcement of creditors' rights and by equitable principles) and entitled to the benefits of the Act and hereof, and such Additional Bonds have been duly and validly authorized, executed, issued and delivered in accordance with the Act and herewith, (4) the amendments to the Loan Agreement, required by Section 2.12(C) hereof have been duly authorized, executed and delivered, and (5) the delivery of such Additional Bonds will not have an adverse effect on the exclusion from gross income for federal income tax purposes of the interest on the Bonds;

        (D) A Certificate of the Authority containing such statements as may be reasonably necessary, as determined by Bond Counsel, to show compliance with the conditions for the issuance of such Additional Bonds contained herein;

        (E) The issuance by a Bank of a Letter of Credit or the delivery of an Alternate Credit Facility enhancing such Additional Bonds; and

        (F) Such further documents, money or securities as are required by the provisions of the Supplemental Indenture providing for the issuance of such Additional Bonds.

                                  ARTICLE III
               ISSUANCE OF 1997A BONDS; APPLICATION OF PROCEEDS


        SECTION 3.01.   Issuance of the 1997A Bonds.  At any time after the
                        ---------------------------
execution and delivery of this Indenture or from time to time thereafter, upon the execution of the 1997A Bonds by the Authority and delivery thereof to the Trustee, as hereinabove provided, and without any further action on the part of the Authority, the Trustee shall authenticate upon request of the Authority, and deliver the 1997A Bonds in an aggregate principal amount not exceeding $9,500,000.

        SECTION 3.02.  Application of Proceeds of 1997A Bonds.  Application of
                       --------------------------------------
Proceeds of 1997A Bonds. The proceeds received by the Authority from the sale of the 1997A Bonds shall be deposited with the Trustee, who shall forthwith deposit $190,000 of such proceeds into the Proceeds Subaccount of the 1997A Costs of Issuance Account of the Costs of Issuance Fund, which Costs of Issuance Fund the Trustee shall establish and maintain as further provided in Section 3.04 hereof. The balance of such proceeds ($9,310,000) shall be deposited by the Trustee into the 1997A Construction Account of the Construction Fund which Construction Fund the Trustee shall establish and maintain as further provided in Section 3.03 hereof.

        SECTION 3.03.  Construction Fund.  The Trustee shall establish the
                       -----------------
Construction Fund (the "Construction Fund") and an account within such fund to be designated the "1997A Construction Account" (the "1997A Construction Account"). The Trustee shall also create a separate account in the Construction Fund for each Series of Bonds for which proceeds of such Bonds will be applied to the payment of the Costs of the Project. The moneys in the Construction Fund shall be held by the Trustee in trust and applied to the payment of the Costs of the Project.

        Before each payment is made from the Construction Fund (including any account established therein) by the Trustee, there shall be filed with the Trustee a requisition conforming with the requirements of this Section and
Section 3.2 of the Agreement, and in the form attached hereto as Exhibit C, stating with respect to each payment to be made:

              (1)  the requisition number;

              (2)  the name and address of the person to whom payment is due;

              (3)  the purpose for which such payment is to be made;

              (4)  the amount to be paid;

              (5) that each obligation mentioned therein has been properly incurred and is a proper charge against the Construction Fund;

              (6) that none of the items for which payment is requested has been previously reimbursed from the Construction Fund;

              (7) that each item for which payment is requested is or was necessary in connection with the acquisition, construction, installation, rehabilitation or financing of the Project; and

              (8) that at least 97.0% of the amount requisitioned, together with all amounts requisitioned to date, have in the aggregate been used to pay for or to reimburse the Borrower for expenditures properly allocable to Costs of the Project pursuant to the Tax Certificate (excluding Costs of Issuance).

        Each such requisition shall be sufficient evidence to the Trustee of the facts stated therein and the Trustee shall have no duty to confirm the accuracy of such facts. Upon receipt of each such requisition, signed by an Authorized Representative of the Borrower and an Authorized Representative of the Bank, the Trustee shall pay the amount set forth therein as directed by the terms thereof.

        Upon the receipt by the Trustee of a certificate conforming with the requirements of Section 3.3 of the Agreement, and after payment of costs payable from the Construction Fund or provision having been made for payment of such costs not yet due by retaining such costs in the Construction Fund or otherwise as directed in such certificate, the Trustee shall transfer any remaining balance in the Construction Fund into a separate account within the Revenue Fund, which the Trustee shall establish and hold in trust, and which shall be entitled the "Surplus Account." A separate Surplus Account shall be established for each Series of Bonds. The moneys in any Surplus Account shall be used and applied (subject to Section 5.03) at the written direction of the Borrower (unless some other application of such moneys is requested by the Borrower and would not, in the opinion of Bond Counsel, cause interest on the Bonds to become no longer Tax-exempt) for the following purposes in the following order: (1) for transfer to the Bank to pay the redemption price of any Bank Bonds of the same Series then outstanding; (2) to reimburse the Bank with respect to any draw on the Letter of Credit made for the redemption of Bonds of the same Series in Authorized Denominations, to the maximum degree permissible, and at the earliest possible dates at which the Bonds can be redeemed pursuant to Section 4.01 of this Indenture; or (3) to redeem Bonds of the same Series in Authorized Denominations, to the maximum degree permissible, and at the earliest possible dates at which the Bonds can be redeemed pursuant to Section 4.01 of this Indenture. Notwithstanding Section 5.05 hereof, the moneys in such Surplus Account shall be invested at the written instruction of the Borrower at a yield no higher than the yield on the Outstanding Bonds (unless in the opinion of Bond Counsel investment at a higher yield would not cause interest on the Bonds to become no longer Tax-exempt), and all such investment income shall be deposited in the Surplus Account and expended or reinvested as provided above.

        In the event of redemption of all the Bonds of a Series pursuant to
Section 4.01 hereof or an Event of Default which causes acceleration of the Bonds, any moneys then remaining in the account within the Construction Fund relating to such Series of Bonds shall be transferred to the related Surplus Account within the Revenue Fund, and all moneys in the Revenue Fund relating to such Series of Bonds shall be used to reimburse the Bank for draws on the Letter of Credit used to redeem Bonds of the same Series or used to redeem Bonds of the same Series if there is no Letter of Credit or there is a default under the Letter of Credit.

        SECTION 3.04. Costs of Issuance Fund.  The Trustee shall establish
                      ----------------------
the Costs of Issuance Fund (the "Costs of Issuance Fund") and an account within such fund to be designated the "1997A Costs of Issuance Account" (the "1997A Costs of Issuance Account"). The Trustee shall also create a separate account in the Costs of Issuance Fund for each Series of the Bonds. The Trustee shall create separate subaccounts in the 1997A Costs of Issuance Account designated the "Proceeds Subaccount" and the "Authority Subaccount". The Trustee shall receive and deposit into the Authority Subaccount such moneys as the Authority shall transfer to the Trustee for such deposit. The moneys in each account and subaccount of the Costs of Issuance Fund shall be held by the Trustee in trust and applied to the payment of Costs of Issuance for the related Series of Bonds, upon a requisition filed with the Trustee, in the form attached hereto as Exhibit D, signed by an Authorized Representative of the Borrower and an Authorized Representative of the Bank, and, in the case of any payments from the Authority Subaccount, also signed by the Executive Director of the Authority. All payments from the Costs of Issuance Fund shall be reflected in the Trustee's regular accounting statements. The Trustee shall send a copy of each requisition from the Proceeds Subaccount to the Authority. Any amounts remaining in the related Proceeds Subaccount within the Costs of Issuance Fund six months following the Date of Delivery of a Series of Bonds shall be transferred to the related Construction Account for such Series of Bonds, and any amounts remaining in the Authority Subaccount within the Costs of Issuance Fund six months following the Date of Delivery of a Series of Bonds shall be transferred to the Authority.

        SECTION 3.05.  Validity of Bonds.  The validity of the authorization
                        -----------------
and issuance of the Bonds is not dependent on and shall not be affected in any way by any proceedings taken by the Authority or the Trustee with respect to or in connection with the Agreement. The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the State of California shall be conclusive evidence of their validity and of compliance with the provisions of law in their issuance.

                                  ARTICLE IV
                       REDEMPTION AND PURCHASE OF BONDS

        SECTION 4.01.  Terms of Redemption of 1997A Bonds.  The 1997A Bonds
                       ----------------------------------
are subject to redemption if and to the extent the Borrower is entitled to make and makes, or is required to make, a prepayment pursuant to Articles IV or VIII of the Agreement. All such prepayments shall be deposited in the related Redemption Account. The Authority shall not call the 1997A Bonds for optional redemption, and the Trustee shall not give notice of any such redemption, unless the Borrower has so directed and the Trustee has received the Bank's written consent to such optional redemption in accordance with the Agreement and payment has been made (or provided for through the Letter of Credit or an Alternate Credit Facility) of all required installments of the Borrower's obligations under the Agreement, including without limitation amounts sufficient to pay all principal of, premium, if any, and interest due on such 1997A Bonds on the redemption date; provided that the Authority may require such payment under
Section 8.3 of the Agreement.

          The 1997A Bonds shall be redeemed in Authorized Denominations (with Available Moneys if the Letter of Credit enhancing the 1997A Bonds is in effect) upon the following terms:

          (1) Sinking Fund Redemption. Redemption.  The 1997A Bonds shall
              -----------------------
not be subject to mandatory sinking fund redemptions.

          (2) Mandatory Redemption Upon Invalidity or a Determination of
              ----------------------------------------------------------
Taxability.  In the event of a prepayment pursuant to Section 8.3(a) or (b) of
----------
the Agreement as a result of invalidity or a Determination of Taxability, 1997A Bonds Outstanding on the date of the occurrence of the invalidity or Determination of Taxability shall be redeemed in whole at any time within 30 days thereafter, at a redemption price of 100% of the principal amount thereof, without premium, plus accrued interest to the date of redemption. No redemption of 1997A Bonds shall be made pursuant to any of the other provisions of this
Section 4.01 following invalidity or a Determination of Taxability.

          (3) Mandatory Redemption Upon Failure to Renew Letter of Credit.
               -----------------------------------------------------------
The 1997A Bonds shall be redeemed in whole, at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest to the redemption date, in the event that the Letter of Credit enhancing the 1997A Bonds then in effect is not renewed or a commitment for an Alternate Letter of Credit or Alternate Credit Facility enhancing the 1997A Bonds is not delivered to the Trustee at least 60 days prior to the scheduled expiration of the then current Letter of Credit enhancing the 1997A Bonds, on a redemption date selected by the Trustee not less than five (5) calendar days preceding the expiration date of the then current Letter of Credit enhancing the 1997A Bonds.

          (4) Optional Redemption Upon Occurrence of Extraordinary Events.
              -----------------------------------------------------------
The 1997A Bonds may be redeemed in whole on any date or in part, as described below, at the option of the Authority on any Interest Payment Date at a redemption price equal to the principal amount thereof, without premium, plus accrued interest to the date of redemption, upon receipt by the Trustee of a written notice from the Borrower or the Bank stating that any of the following events has occurred:

              (i) all of the Project or a portion thereof is damaged, destroyed, condemned or taken by eminent domain to such extent that, in the opinion of an independent engineer evidenced by a certificate provided to the Authority and the Trustee, which opinion may be conclusively relied upon by the Trustee and the Authority, (1) it is not practicable or desirable to rebuild, repair or restore the Project or such portion thereof within a period of six consecutive months following such damage, destruction or condemnation, and the Borrower is or will be thereby prevented from carrying on its normal operations at the Project or such portion thereof for a period of at least six consecutive months, or (2) the cost of restoration of the Project or such portion thereof would substantially exceed the Net Proceeds of insurance carried thereon; or

              (ii) the continued operation of such Project is enjoined or prevented or is otherwise prohibited by, or conflicts with, any order, decree, rule or regulation of any court or federal, state or local regulatory body, administrative agency or other governmental body.

          (5) Optional Redemption during Weekly Interest Rate Period.
              ------------------------------------------------------
On any Interest Payment Date during a Weekly Interest Rate Period and on the effective date of any Term Interest Rate Period, the 1997A Bonds may be redeemed by the Trustee, at the option of the Authority upon direction of the Borrower as provided in Section 8.5 of the Loan Agreement, in whole or in part, at a redemption price of 100% of the principal amount thereof, without premium, plus accrued interest to the date of redemption.

          (6) Optional Redemption during Term Interest Rate Period. During any
              ----------------------------------------------------
Term Interest Rate Period, the 1997A Bonds also shall be subject to redemption in whole or from time to time in part, at the option of the Authority upon direction of the Borrower as provided in Section 8.5 of the Loan Agreement, at the times (measured from the first day of the applicable Term Interest Rate Period), and at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued interest, if any, to the redemption date:


(Lesser of Length of Term
Interest Rate Period or
Length of Time to Maturity      Redemption Dates and Prices
-----------------------------   ---------------------------
Greater than 10 and             At any time on or after the 5th anniversary of
less than or equal              the effective date commencing such Interest Rate
to 15 years                     Period at 102% declining 1/2% annually to 100%

Greater than 8 and              At any time on or after the 5th anniversary of
less than or equal              the effective date commencing such Interest Rate
to 10 years                     Period at 101 1/2% declining 1/2% annually to
                                100%

Greater than 6 and              At any time on or after the 3rd anniversary of
less than or equal              the effective date commencing such Interest Rate
to 8 years                      Period at 101 1/2% declining 1/2% annually to
                                100%

Greater than 4 and              At any time on or after the 2nd anniversary of
less than or equal              the effective date commencing such Interest Rate
to 6 years                      Period at 101% declining 1/2% annually to 100%

Greater than 3 and              At any time on or after the 2nd anniversary of
less than or equal              the effective date commencing such Interest Rate
to 4 years                      Period at 100 1/2% declining 1/2% annually to
                                100%

Greater than 2 and              At any time on or after the 1st anniversary of
less than or equal              the effective date commencing such Interest Rate
                                Period at 100 1/2% declining


(Lesser of Length of Term
Interest Rate Period or
Length of Time to Maturity      Redemption Dates and Prices
-----------------------------   ---------------------------
to 3 years                      1/2% annually to 100%

Greater than 1 and              At any time on or after the 1st anniversary of
less than or equal              the effective date commencing such Interest Rate
to 2 years                      Period at 100%

Less than or equal              On the Interest Payment Date which is six months
to 1 year                       after the effective date of such Interest Rate
                                Period at 100%


          SECTION 4.02.  Selection of Bonds for Redemption.
                         ---------------------------------
Whenever provision is made in this Indenture for the redemption of less than all of the Bonds of a Series, the Trustee shall select the Bonds to be redeemed from all Bonds of a Series or such given portion thereof not previously called for redemption by lot in any manner which the Trustee in its sole discretion shall deem appropriate; provided, however, that Bank Bonds shall be the first Bonds selected for redemption.

        SECTION 4.03. Notice of Redemption. (A) Notice of redemption shall
                      --------------------
be mailed by first class mail not less than thirty (30) days nor more than sixty
(60) days before such redemption date, to the respective Holders of any Bonds designated for redemption at their addresses on the registration books maintained by the Bond Registrar. Each notice of redemption shall state the redemption date, the place or places of redemption, if less than all of the Bonds are to be redeemed, the distinctive number(s) and Series of the Bonds to be redeemed, and in the case of Bonds to be redeemed in part only, the respective portions of the principal amount thereof to be redeemed. Each such notice shall also state that on said date there will become due and payable on each of said Bonds the principal thereof or of said specified portion of the principal thereof in the case of a Bond to be redeemed in part only, and that from and after such redemption date interest thereon shall cease to accrue, and shall require that such Bonds be then surrendered. Neither failure to receive such notice nor any defect therein shall affect the sufficiency of such redemption.

        (B) Notice of redemption of such Series of Bonds shall be given by the Trustee, at the expense of the Borrower, for and on behalf of the Authority.

        (C) At the same time that it sends notice of redemption to Owners of such Series of Bonds, the Trustee shall also send a copy of the notice by first class mail, by telecopy or by overnight delivery to the Tender Agent, the Bank, the Securities Depositories and an Information Service. Failure to provide notice to the Tender Agent, the Bank, the Securities Depositories or an Information Service shall not affect the validity of proceedings for the redemption of such Series of Bonds.

        SECTION 4.04.  Partial Redemption of Bonds.  Upon surrender of any
                       ---------------------------
Bond redeemed in part only, the Authority shall execute and the Trustee shall authenticate and deliver to the Owner thereof, at the expense of the Borrower, a new Bond or Bonds of Authorized Denominations and of like Series equal in aggregate principal amount to the unredeemed portion of the Bond surrendered.

        SECTION 4.05. Effect of Redemption. Notice of redemption having been
                      --------------------
duly given as aforesaid, and moneys for payment of the redemption price of, together with interest accrued to the date fixed for redemption on, the Bonds (or portions thereof) so called for redemption being held by the Trustee, on the redemption date designated in such notice, the Bonds (or portions thereof) so called for redemption shall become due and payable, interest on the Bonds so called for redemption shall cease to accrue, said Bonds (or portions thereof) shall cease to be entitled to any benefit or security under this Indenture, except for payment of particular Bonds for which moneys are being held by the Trustee which moneys shall be pledged to such payment, and the Holders of said Bonds shall have no rights in respect thereof except to receive payment of said principal and interest accrued to the date fixed for redemption.

        All Bonds redeemed pursuant to the provisions of this Article shall be canceled upon surrender thereof and shall be destroyed by the Trustee, which shall thereupon deliver to the Authority a certificate evidencing such destruction.

        SECTION 4.06. Mandatory Tender for Purchase of 1997A Bonds.
                      --------------------------------------------

        (a)   (i)  On the first day of any change in each Interest Rate
                   Period, or

              (ii) during a Weekly Interest Rate Period, on the effective date of an Alternate Credit Facility or Alternate Letter of Credit complying with the requirements of Section 5.7 or 5.8, as applicable, of the Agreement (each a "Purchase Date"), the Bondholder or Direct Participant of such 1997A Bond shall tender such 1997A Bond for purchase as provided below and such 1997A Bond shall be purchased or deemed purchased as provided in Section 4.07(a)(3) hereof at a Purchase Price equal to the principal amount thereof plus accrued and unpaid interest thereon. Subject to Section 4.07(g) hereof, payment of the Purchase Price of such Bond shall be made by 4:30 p.m. (New York City time) (1:30 p.m. Los Angeles time), in the same manner as payment of interest on the 1997A Bonds, to the Owner of record, or Direct Participant with respect to Book-Entry Bonds, on the Record Date. If the 1997A Bonds are not Book-Entry Bonds, the Holder shall deliver such Bonds by no later than 12:30 p.m. (New York City time) (9:30 a.m. Los Angeles time) on the Purchase Date to the Tender Agent at its Corporate Trust Office, accompanied by an instrument of transfer thereof, in form satisfactory to the Tender Agent, with the signature guaranteed in accordance with the guidelines set forth by one of the nationally recognized medallion signature programs. If the 1997A Bonds are Book-Entry Bonds, the tendering Direct Participant shall transfer, on the registration books of DTC, the beneficial ownership interests in such Bonds tendered for purchase to the account of the Trustee or a Direct Participant acting on behalf of the Trustee.

        (b) Any instrument delivered to the Trustee or Tender Agent in accordance with this Section shall be irrevocable with respect to the mandatory purchase for which such instrument was delivered and shall be binding upon any subsequent Bondholder or Direct Participant of the 1997A Bond to which it relates, including any 1997A Bond issued in exchange therefor or upon the registration of transfer thereof and as of the date of such instrument, the Bondholder or Direct Participant of the 1997A Bonds specified therein shall not have any right to tender for purchase such 1997A Bonds prior to such Purchase Date.

        SECTION 4.07.  Purchase and Remarketing of 1997A Bonds.
                       ---------------------------------------

        (a)   Purchase of 1997A Bonds.
              -----------------------

        Whenever the 1997A Bonds are Book-Entry Bonds, all references in this
Section 4.07 to the Tender Agent shall instead mean the Trustee, as the context may require.

        (1) As soon as practicable but in any event no later than 12:00 noon (New York City time) (9:00 a.m. Los Angeles time) on the Business Day after a tender is received during a Weekly Interest Rate Period, the Tender Agent shall give telephonic, telegraphic or telecopier notice, promptly confirmed in writing, to the Trustee and the Remarketing Agent, specifying the principal amount of 1997A Bonds required to be tendered for purchase in accordance with
Section 4.06 hereof or tendered pursuant to Section 2.04(A) hereof. The Trustee shall promptly supply the same notice to the Bank.

        (2) The Tender Agent shall purchase, but only from the sources listed below, 1997A Bonds required to be purchased in accordance with Section 4.06 hereof or tendered pursuant to Section 2.04(A) hereof from the Holders thereof by 4:30 p.m. (New York City time) (1:30 p.m. Los Angeles time) on the date such Bonds are required to be purchased at the Purchase Price provided in Section
4.06 or Section 2.04(A). Funds for the payment of such Purchase Price shall be derived from the following sources, at the following times and in the order of priority indicated below:

             (A) from the proceeds of the remarketing of the 1997A Bonds (but only such remarketing proceeds as are received from purchasers of the 1997A Bonds pursuant to Section 4.07(b) hereof) which have been furnished to the Tender Agent by no later than 12:00 noon New York City time on the Purchase Date by the Remarketing Agent; provided, however that such proceeds shall not have been derived from the Authority or the Borrower, any Guarantor or any shareholder of the Borrower; and

             (B) from moneys which have been furnished to the Tender Agent by no later than 4:30 p.m. New York City time on the Purchase Date, representing the proceeds of a draw under the Letter of Credit enhancing the 1997A Bonds.

        (3) The provisions of this Section 4.07(a)(3) shall not apply at any time the 1997A Bonds are Book-Entry Bonds. With respect to any 1997A Bonds tendered for purchase or required to be tendered for purchase as to which sufficient funds to accomplish such purchase are available to the Tender Agent at the respective times at which payment of the Purchase Price is to be made as provided herein:

             (A) Such 1997A Bonds shall be deemed purchased for all purposes of this Indenture, irrespective of whether or not such Bonds shall have been presented to the Tender Agent, and the former Holder or Holders of such Bonds shall have no claim thereon, under this Indenture or otherwise for any amount other than the Purchase Price thereof and such Bonds shall no longer be deemed to be Outstanding for purposes of this Indenture and the Bond Registrar shall so note on the Bond Register for the Bonds.

             (B) Subject to Section 4.07(g) hereof, in the event that any 1997A Bonds shall not be presented to the Tender Agent, the Tender Agent shall segregate and hold the moneys for the Purchase Price of such Bonds in trust, uninvested, for the benefit of the former Holders of such Bonds, who shall, except as provided in the following sentences, thereafter be restricted exclusively to such moneys for the satisfaction of any claim for the Purchase Price of such Bonds.

             (C) In the event that any 1997A Bonds shall not be presented to the Tender Agent at the time specified in Section 4.06 hereof or Section 2.04(A) hereof (each "Undelivered Bond"), then the Authority shall execute and deliver to the Tender Agent for authentication a new 1997A Bond or 1997A Bonds, as the case may be, in an aggregate principal amount equal to the principal amount of the Undelivered Bonds bearing a number or numbers not contemporaneously outstanding. Every 1997A Bond authenticated and delivered as provided in the preceding sentence shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other 1997A Bonds duly issued hereunder. The Tender Agent shall maintain a record of any Undelivered Bonds, together with the names and addresses of the former Holders thereof.

             (D) In case any 1997A Bonds which have been deemed purchased as provided in Section 4.07(a)(3)(A) hereof are delivered to the Tender Agent subsequent to the date and time specified for such delivery for payment of the Purchase Price thereof at its Corporate Trust Office, accompanied by an instrument of transfer thereof, in form satisfactory to the Tender Agent, executed in blank by the Holder thereof with the signature guaranteed in accordance with the guidelines set forth by one of the nationally recognized medallion signature programs on any Business Day, the Tender Agent shall (subject to Section 4.07(g) hereof) pay the Purchase Price of such 1997A Bond to the Holder no later than 12:00 noon (New York City time) on the next succeeding Business Day. Any such 1997A Bond so delivered to the Tender Agent shall be canceled and delivered to the Trustee.

        (b)  Remarketing of 1997A Bonds; Notice of Interest Rates.
             ----------------------------------------------------

        (1) The Remarketing Agent shall determine the rate of interest to be borne by the 1997A Bonds as provided in Section 2.03 hereof and shall furnish to the Trustee, the Bank and the Tender Agent in a timely manner all information necessary for the Tender Agent and the Trustee to carry out their respective duties hereunder, including, but not limited to, the interest rates applicable to all 1997A Bonds.

        (2) The Remarketing Agent shall periodically inform the Trustee, the Bank, and DTC pursuant to the DTC Letter of Representations described in Section 2.11(E) hereof, if so requested, of the rate of interest borne by the 1997A Bonds from time to time.

        (3) The Remarketing Agent shall, pursuant to the Remarketing Agreement, use its best efforts to sell any 1997A Bonds tendered for purchase to new purchasers. Not later than 4:00 p.m. (New York City time) (1:00 p.m. Los Angeles time) on the Business Day before the Purchase Date, the Remarketing Agent shall notify the Tender Agent, the Trustee and the Bank of (i) the amount of 1997A Bonds to be purchased on the next day which have been remarketed and the name, address and taxpayer identification number of the new purchasers and the denominations with respect to which such remarketed 1997A Bonds are to be registered and (ii) the amount required to be drawn under the Letter of Credit to provide sufficient funds to purchase the 1997A Bonds actually tendered or deemed tendered for which no remarketing proceeds are expected to be available on the Purchase Date.

        (c)  Delivery of Remarketed 1997A Bonds.
             ----------------------------------

        (1) The Tender Agent, or the Trustee for Book-Entry Bonds, shall hold all 1997A Bonds delivered to it in trust for the benefit of the respective Holders which shall have so delivered such Bonds or for the Direct Participants who have transferred their interests in the Book-Entry Bonds until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such Holders or Direct Participants. The Trustee, for Book-Entry Bonds, or the Tender Agent (or after five days, as provided in Section 4.07(g), the Trustee) for non-Book-Entry Bonds shall hold all moneys for the purchase of Bonds in trust and in non-commingled funds for the benefit of the person or entity which shall have so delivered such moneys until Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity. Neither the Authority, the Borrower or any Guarantor shall have any right, title, or interest in or to any moneys held by the Trustee, the Tender Agent or the Remarketing Agent or pursuant to Section 4.07(g) hereof. 1997A Bonds purchased with moneys described in Section 4.07(a)(2)(A) or 4.07(a)(2)(B) hereof, including without limitation 1997A Bonds issued in place of such Bonds pursuant to Section 4.07(a)(3)(C) hereof, shall be registered as directed by the Trustee (from instructions received from the Remarketing Agent) and made available to the Remarketing Agent by 12:00 noon (New York City time) (9 a.m. Los Angeles time) on the date of such purchase or transferred on the registration books of DTC on the date of such purchase or the date the ownership interest shall be transferred to the new Direct Participants on the books of DTC, against payment in immediately available funds or evidence of immediately available funds in the form of a federal reserve wire number.

        (2) 1997A Bonds purchased with moneys obtained by a drawing on the Letter of Credit (the "Bank Bonds"), including without limitation 1997A Bonds issued in place of such Bonds pursuant to Section 4.07(a)(3)(C) hereof, shall be held by the Tender Agent (upon written directions from the Bank) or registered in the name of the Bank on the registration books of DTC, with respect to Book-Entry Bonds. The Remarketing Agent shall seek to remarket any Bank Bonds prior to remarketing any other 1997A Bonds tendered for purchase. The proceeds of any remarketing of Bank Bonds shall be transferred by the Trustee to the Bank. Upon receipt by the Trustee of funds representing the proceeds of the remarketing of Bank Bonds, Bonds in place of such Bank Bonds so purchased shall be made available for pick-up by the Remarketing Agent for subsequent delivery to the purchasers thereof, or the ownership interest shall be transferred to the new Direct Participants on the books of DTC. Prior to or simultaneously with such delivery, the proceeds of such remarketing shall have been or shall be transferred to the Bank, and the Trustee and the Tender Agent shall have received written confirmation from the Bank of the reinstatement of the Letter of Credit.

        (3) In the event that the Remarketing Agent is able to remarket any 1997A Bonds required to be purchased pursuant to Section 4.06 hereof after the time on which the Remarketing Agent is required to provide notice to the Trustee as specified in this Section 4.07, the Remarketing Agent shall give notice in the manner and containing the details set forth in this Section 4.07, as soon as practicable after such remarketing, but in no event later than 2:00 p.m. (New York City time) (11:00 a.m. Los Angeles time) on the Purchase Date and the 1997A Bonds shall be registered in the names of the purchasers thereof and made available to the Remarketing Agent as soon as practicable thereafter on such date or the next succeeding Business Day or transferred on the registration books of DTC to the account of Direct Participants furnished to the Trustee or Tender Agent, as applicable, by the Remarketing Agent.

        (4) If any 1997A Bond is tendered after a notice of redemption for such Bond has been given, the Remarketing Agent will give the redemption notice to any purchaser of such 1997A Bond or to DTC if a Book-Entry Bond and the purchaser (including a Direct Participant) shall acknowledge receipt of such redemption notice.

        (d)  Draws Upon the Letter of Credit. The Trustee shall draw on
             -------------------------------
the Letter of Credit enhancing the 1997A Bonds in an amount necessary and in sufficient time (as set forth by the terms of such Letter of Credit) so as to provide to the Trustee or Tender Agent, as applicable, the balance of the funds needed to purchase tendered 1997A Bonds, taking into account the remarketing proceeds received by the Trustee, or Tender Agent, as applicable, in the Remarketing Agent's notice pursuant to Section 4.07(b)(3) hereof not later than 4:00 p.m. (New York City time) (1:00 p.m. Los Angeles time) on the Business Day before the Purchase Date. If the Remarketing Agent remarkets 1997A Bonds after 4:00 p.m. (New York City time) (1:00 p.m. Los Angeles time) on the Business Day before the Purchase Date, the Trustee shall still draw on the Letter of Credit enhancing the 1997A Bonds in an amount necessary and in sufficient time (as set forth by the terms of such Letter of Credit) so as to provide the balance of the funds needed to purchase tendered 1997A Bonds, without taking into account any remarketing proceeds other than those specified in the Remarketing Agent's notice pursuant to Section 4.07(b)(3) hereof. The Trustee shall transfer to the Bank any excess moneys received from a draw on the Letter of Credit enhancing the 1997A Bonds that are not needed to pay the Purchase Price of the 1997A Bonds on the Purchase Date.

        (e)  Delivery of Proceeds of Sale. Upon receipt, the proceeds of the
             ----------------------------
remarketing by the Remarketing Agent of any 1997A Bonds shall be transferred by the Remarketing Agent to the Trustee or the Tender Agent, as applicable, by 12:00 noon New York City time and such proceeds shall be immediately applied by the Trustee or Tender Agent, as applicable, to the payment of the Purchase Price of 1997A Bonds to the Holders or Beneficial Owners thereof pursuant to Section 4.07(a)(2)(A) hereof. The Trustee or the Tender Agent, as applicable, shall make 1997A Bonds available for delivery to the Remarketing Agent which are registered pursuant to the instructions of the Remarketing Agent or shall direct the transfer on the registration books of DTC pursuant to the instructions of the Remarketing Agent or in the case of the remarketing of 1997A Bonds which constitute Bank Bonds as provided in Section 4.07(c)(2) hereof. In making payments to the Bank, the Trustee may conclusively assume that the Bank has not been repaid from any other sources. To the extent that the Bank is repaid with proceeds of the sale of Bank Bonds by the Remarketing Agent, new 1997A Bonds shall be registered and delivered (or ownership interests transferred) as provided in Section 4.07(c)(1) hereof.

        (f)  No Remarketing After Default. Notwithstanding any other provision
             ------------------------------
of this Indenture, there shall be no remarketing of 1997A Bonds under Section 4.07(b)(3) after an Event of Default under Article VII hereof.

        (g)  Unclaimed Moneys.  The Tender Agent shall, at the end of
             ----------------
the fifth Business Day after the Purchase Date, transfer all funds then held on hand by virtue of the fact that 1997A Bonds deemed tendered on such date were not presented for purchase to the Tender Agent in accordance with the provisions of 4.07(a) hereof to the Trustee to be held in a segregated account for the 1997A Bonds and to hold the same in trust for the payment of the Purchase Price thereof to the former Holders of such 1997A Bonds as required by the provisions of Section 4.07(a) hereof. The Trustee shall pay such Purchase Price from such amounts by check or draft of the Trustee made payable to the party entitled to such payment as soon as practicable after such party surrenders the 1997A Bond or Bonds so deemed purchased to the Trustee. Any such moneys so held in trust by the Trustee shall be held uninvested until paid to the person entitled thereto or disposed of as provided by law.

        (h)  Conditions to Remarketing upon Expiration of Letter of Credit.
             -------------------------------------------------------------
If a commitment to renew the Letter of Credit enhancing the 1997A Bonds or to provide an Alternate Letter of Credit or Alternate Credit Facility enhancing the 1997A Bonds shall not be provided prior to the 60th day before the scheduled expiration date of such Letter of Credit, then the 1997A Bonds shall not be remarketed after the 15th day prior to such expiration.

        (i)  Notices Upon Delivery of Alternate Letter of Credit or Alternate
             ----------------------------------------------------------------
Credit Facility.
---------------

        (1) Whenever the Borrower has delivered to the Trustee a commitment for the delivery of an Alternate Letter of Credit enhancing the 1997A Bonds pursuant to Section 5.8 of the Agreement or a commitment for delivery of an Alternate Credit Facility enhancing the 1997A Bonds pursuant to Section 5.7 of the Agreement (either such instrument referred to hereafter as the "Alternate Instrument"), the Trustee shall mail by first class mail a notice to all Holders of the 1997A Bonds stating: (i) the name of the issuer of the Alternate Instrument, (ii) the date on which the Alternate Instrument will become effective, which date shall not be less than five (5) calendar days prior to the stated expiration date of the existing Letter of Credit enhancing the 1997A Bonds, (iii) the rating expected to apply to the 1997A Bonds after the Alternate Instrument is delivered, and (iv) notice that the 1997A Bonds will be subject to mandatory tender for purchase on the date of delivery of the Alternate Instrument, and information on where such Bonds are to be delivered. Such notice shall be mailed at least ten (10) days prior to the effective date of the Alternate Instrument.

        (2) The Trustee shall provide notice to the Authority, each rating agency then rating the Bonds and the Borrower upon the receipt of any Alternate Instrument.

        (j)  Limitations On Purchase of Bonds.
             ---------------------------------

The Remarketing Agent shall not sell any Bonds to the Authority, the Borrower, any Guarantor or any shareholder of the Borrower.

        SECTION 4.08.  Redemption, Mandatory Tender, Purchase and Remarketing
                       ------------------------------------------------------
of Additional Bonds. Additional Bonds shall be subject to redemption, mandatory
--------------------
tender, purchase and remarketing as provided in a related Supplemental
Indenture.

         ARTICLE V

                         REVENUES; FUNDS AND ACCOUNTS;
                       PAYMENT OF PRINCIPAL AND INTEREST

        SECTION 5.01. Pledge and Assignment; Revenue Fund.  (A) Subject only
                      -----------------------------------
to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein, all of the Revenues and any other amounts (including proceeds of the sale of Bonds) held in any fund or account established pursuant to this Indenture (except the Rebate Fund and the Authority Subaccount of the Costs of Issuance Fund) are hereby pledged to secure the full payment of the principal of, premium, if any, and interest on the Bonds in accordance with their terms and the provisions of this Indenture and thereafter to secure the Bank to the extent of its interest in such Revenues and certain other funds or accounts established under this Indenture. Notwithstanding any other provision of this Indenture, the benefits under any Letter of Credit or Alternate Credit Facility shall apply only to the Series of Bonds for which such Letter of Credit or Alternate Credit Facility was issued and moneys in the account created by Section 4.07(g) hereof shall be held solely for the benefit of the former holders of 1997A Bonds as provided in Section 4.07(g). Said pledge shall constitute a lien on and security interest in such assets and shall attach, be perfected and be valid and binding from and after delivery by the Trustee of the Bonds, without any physical delivery thereof or further act.

        (B) The Authority hereby transfers in trust, and assigns to the Trustee, for the benefit of the Holders from time to time of the Bonds and the Bank, to the extent of its interest therein, all of the Revenues and other assets pledged in subsection (A) of this Section and all of the right, title and interest of the Authority in the Loan Agreement (except for the right to receive any Additional Payments to the extent payable to the Authority or the Trustee under Sections 4.2(b), (c) and (d), 7.3, 9.2 and 9.3 of the Agreement (hereafter referred to as "Excluded Moneys"), any rights of the Authority or the Trustee to indemnification and rights of inspection and consent). Such assignment to the Trustee is solely in its capacity as Trustee under the Indenture, subject to the protections, immunities and limitations from liability afforded the Trustee hereunder. The Trustee shall be entitled to and shall collect and receive all of the Revenues (except Excluded Moneys), and any Revenues collected or received by the Authority shall be deemed to be held, and to have been collected or received, by the Authority as the agent of the Trustee and shall forthwith be paid by the Authority to the Trustee. The Trustee also shall be entitled to and, subject to the provisions of the Indenture, shall take all steps, actions and proceedings reasonably necessary in its judgment to enforce, either jointly with the Authority or separately, all of the rights of the Authority and all of the obligations of the Borrower under the Loan Agreement.

        (C) All Revenues (except Excluded Moneys) shall be promptly deposited by the Trustee upon receipt thereof in a special fund designated as the Revenue Fund which the Trustee shall establish, maintain and hold in trust; except as otherwise provided in Section 5.02 hereof, all moneys received by the Trustee and required to be deposited in the Redemption Account, including without limitation, sinking installment payments made by the Borrower pursuant to
Section 4.01 hereof, shall be promptly deposited in the Redemption Account, which the Trustee shall establish, maintain and hold in trust as provided in
Section 5.02 hereof. All Revenues deposited with the Trustee shall be held, disbursed, allocated and applied by the Trustee only as provided in this Indenture.

        (D) On the third Business Day of each June, any amount held by the Trustee in the Revenue Fund on the due date for a Loan Repayment under the Loan Agreement shall be credited against the installment due on such date to the extent available for such purpose under the terms of this Indenture.

        SECTION 5.02. Allocation of Revenues. On or before any date on which
                      ----------------------
interest or principal (whether at maturity, or by redemption or acceleration) is due, the Trustee shall transfer funds from the Revenue Fund and deposit into the following respective accounts for each Series of Bonds (each of which the Trustee is hereby directed and agrees to establish and maintain within the Revenue Fund), the following amounts, in the following order of priority, the requirements of each such account (including the making up of any deficiencies in any such account resulting from lack of Revenues sufficient to make any earlier required deposit) at the time of deposit to be satisfied before any transfer is made to any account subsequent in priority;

        First: to the Interest Account, the aggregate amount of interest
        -----
becoming due and payable on the next succeeding Interest Payment Date or date of redemption of all Bonds then Outstanding, until the balance in said account is equal to said aggregate amount of interest.

        Second:  to the Principal Account, the amount paid by the Borrower and
        ------
designated as or attributable to principal on the Bonds in the most recent Loan Repayment equal to the aggregate amount of principal due on the Principal Payment Date, plus the aggregate amount of sinking fund payments, if any, required to be made pursuant to Section 2.02 hereof.

        Third: to the Redemption Account, the aggregate amount of principal and
        -----
premium next coming due by acceleration or by redemption permitted or required under Article IV hereof, or any portion thereof paid by the Borrower.



        SECTION  5.03.  Priority of Moneys in Revenue Fund; Letter of Credit
                        ----------------------------------------------------
Amount. (a) Funds for the payment of the principal or redemption price of and
------
interest on a Series of Bonds shall be derived from the following sources in the order of priority indicated in each of the accounts in the Revenue Fund; provided however, that amounts in the respective accounts in the Revenue Fund shall be used to pay when due (whether upon redemption, acceleration, interest payment date, maturity or otherwise) the principal or redemption price of and interest on the Bonds held by Holders other than the Bank or the Borrower prior to the payment of the principal and interest on the Bonds held by the Bank or the Borrower:

        (i) moneys paid into the Letter of Credit Account of the Revenue Fund for such Series of Bonds from a draw by the Trustee under the Letter of Credit enhancing such Series of Bonds;

        (ii) moneys paid into the Interest Account for such Series of Bonds, if any, representing accrued interest received at the initial sale of such Series of the Bonds and proceeds from the investment thereof which shall be applied to the payment of interest on such Series of Bonds;

        (iii) moneys paid into the Revenue Fund pursuant to Section 10.01(b) hereof and proceeds from the investment thereof, which constitute Available Moneys;

        (iv) any other moneys (other than from draws on the Letter of Credit enhancing such Series of Bonds) paid into the Revenue Fund and deposited in the Revenue Fund and proceeds from the investment thereof, which constitute Available Moneys; and

        (v) any other moneys paid into the Revenue Fund and deposited in the Revenue Fund and proceeds from the investment thereof, which are not Available Moneys.

        The Trustee shall create within the Revenue Fund a separate account for each Series of Bonds called the "Letter of Credit Account," into which all moneys drawn under the Letter of Credit to pay principal, interest, or redemption price of the Bonds for such Series of Bonds shall be deposited and disbursed. Neither the Borrower, the Authority or any Guarantor shall have any rights to or interest in any Letter of Credit Account. Each Letter of Credit Account shall be established and maintained by the Trustee and held in trust apart from all other moneys and securities held under this Indenture or otherwise, and over which the Trustee shall have the exclusive and sole right of withdrawal for the exclusive benefit of the Holders of the Bonds with respect to which such drawing was made. No moneys from any Letter of Credit Account may in any circumstance be used to pay principal or interest on any Bank Bonds.

        The Trustee may establish within any Interest Account, Principal Account or Redemption Account one or more subaccounts to facilitate the calculation of the aging of moneys deposited with the Trustee until they become Available Moneys.

        (b) (i) The Trustee shall draw moneys under each Letter of Credit in accordance with the terms thereof in an amount necessary to make timely payments of principal of, premium, if any, and interest on the Bonds enhanced by such Letter of Credit, other than Bonds owned by or for the account of the Borrower or the Bank, when due whether at maturity, interest payment date, redemption, acceleration or otherwise. In addition, the Trustee shall draw moneys under each Letter of Credit in accordance with the terms thereof to the extent necessary to make timely payments required to be made pursuant to, and in accordance with Sections 4.06 and 4.07 hereof.

               (ii) Immediately after making a drawing under the Letter of Credit for a Series of Bonds which has been honored, the Trustee shall reimburse the Bank for the amount of the drawing using moneys, if any, contained in:

               (A) the Interest Account for such Series of Bonds, if the drawing was to pay interest on the Bonds enhanced by such Letter of Credit;

               (B) the Principal Account for such Series of Bonds, if the drawing was to pay principal on the Bonds enhanced by such Letter of Credit; and

               (C) the Redemption Account for such Series of Bonds, if the drawing was to redeem Bonds enhanced by such Letter of Credit.

        (c) If at any time there shall have been delivered to the Trustee an Alternate Letter of Credit or Alternate Credit Facility pursuant to Section 5.7 or 5.8 of the Agreement, then the Trustee shall accept such Alternate Letter of Credit or Alternate Credit Facility and promptly surrender the related previously held Letter of Credit to the Bank, in accordance with the terms of such Letter of Credit, for cancellation. If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender all Letters of Credit to the Bank, in accordance with the terms of such Letters of Credit, for cancellation. The Trustee shall comply with the procedures set forth in each Letter of Credit relating to the termination thereof.

        SECTION 5.04.  Letter of Credit.  The Trustee shall hold and maintain
                       ----------------
each Letter of Credit for the benefit of the Bondholders whose Bonds are enhanced by such Letter of Credit until such Letter of Credit expires in accordance with its terms. Subject to the provisions of this Indenture, the Trustee shall diligently enforce all terms, covenants and conditions of the Letter of Credit, including payment when due of any draws on such Letter of Credit, and the provisions relating to the payment of draws on, and reinstatement of amounts that may be drawn under, such Letter of Credit, and will not consent to, agree to or permit any amendment or modification of such Letter of Credit which would materially adversely affect the rights or security of the Holders of the Bonds enhanced by such Letter of Credit. If at any time during the term of any Letter of Credit any successor Trustee shall be appointed and qualified under this Indenture, the resigning or removed Trustee shall request that the Bank transfer such Letter of Credit to the successor Trustee. If the resigning or removed Trustee fails to make this request, the successor Trustee shall do so before accepting appointment. When a Letter of Credit expires in accordance with its terms or is replaced by an Alternate Letter of Credit, the Trustee shall immediately surrender such Letter of Credit to the Bank.

        SECTION 5.05. Investment of Moneys. All moneys in any of the funds or
                      --------------------
accounts established pursuant to this Indenture shall be invested by the Trustee as directed in writing by the Borrower or its agent, solely in Investment Securities. Notwithstanding any other provision herein, in the absence of written investment instructions directing the Trustee by noon of the second Business Day preceding the day when investments are to be made, the Trustee is directed to invest available funds in Investment Securities described in paragraph (vii) of the definition thereof. The Trustee shall not be liable for any losses resulting from any investments made pursuant to the preceding sentence. The Trustee shall be entitled to rely conclusively upon the Borrower's investment directions as to the fact that each such investment meets the criteria of the Indenture.

        Investment Securities may be purchased at such prices as the Trustee may in its discretion determine or as may be directed by the Borrower or its agent. All Investment Securities shall be acquired subject to the limitations set forth in Section 6.05 hereof, the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by Request of the Borrower.

        Moneys in all funds and accounts shall be invested in Investment Securities maturing not later than the date on which such moneys will be required for the purposes specified in this Indenture. Notwithstanding anything else in this
Section 5.05, any moneys in an Interest Account, a Principal Account or a Redemption Account held for the payment of particular Bonds of any Series shall be invested at the written direction of the Borrower in direct obligations of the United States or bonds or other obligations guaranteed by the United States government or for which the full faith and credit of the United States is pledged for the full and timely payment of principal and interest thereof (or mutual funds consisting solely of such investments which are rated Moody's "Aaa" or equivalent), rated in the highest rating category applicable to such investments which mature not later than the date on which it is estimated that such moneys will be required to pay such Bonds (but in any event maturing in not more than thirty days), but not including any obligations issued by the Authority or the Borrower. Moneys in a Letter of Credit Account created in
Section 5.03, remarketing proceeds and moneys held for non-presented Bonds, and moneys described in Section 4.07(g) shall be held uninvested.

        All interest, profits and other income received from the investment of moneys in any fund established pursuant to this Indenture shall be deposited in the fund or account which gave rise to the investment earnings. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest was paid. To the extent that any Investment Securities are registrable, such Securities shall be registered in the name of the Trustee or its nominee.

        For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or par value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

        Subject to Section 6.06 hereof, investments in any and all funds and accounts (other than moneys representing the proceeds of a draw on a Letter of Credit or held in a Letter of Credit Account, remarketing proceeds, Available Moneys, moneys being aged to become Available Moneys, or moneys held for the payment of particular Bonds (including moneys held for non-presented Bonds or held under Section 4.07(g) or 10.03 hereof)) may be commingled for purposes of making, holding and disposing of investments, notwithstanding provisions herein for transfer to or holding in particular funds and accounts, the amounts received or held by the Trustee hereunder, provided that the Trustee shall at all times account for such investments strictly in accordance with the funds and accounts to which they are credited and otherwise as provided in this Indenture. Subject to Section 6.05 hereof, any moneys invested in accordance with this Section may be invested in a pooled investment account consisting solely of funds held by the Trustee as a fiduciary. The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell or present for redemption any Investment Securities whenever it shall be necessary to provide moneys to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment.

        The Authority (and the Borrower by its execution of the Loan Agreement) acknowledges that to the extent regulations of the Comptroller of the Currency or other applicable regulatory entity grant the Authority or the Borrower the right to receive brokerage confirmations of security transactions as they occur, the Authority and the Borrower specifically waive receipt of such confirmations to the extent permitted by law. The Trustee will furnish the Authority and the Borrower periodic cash transaction statements which include detail for all investment transactions made by the Trustee hereunder. The Trustee or any of its affiliates may act as sponsor, advisor or manager in connection with any investments made by the Trustee hereunder.

        SECTION 5.06. Rebate Fund.  (a) The Trustee shall establish and
                      -----------
maintain a fund separate from any other fund established and maintained hereunder designated as the "Rebate Fund" (the "Rebate Fund") and an account within such fund to be designated the "1997A Rebate Account" (the "1997A Rebate Account"). Within the Rebate Fund, the Trustee shall maintain such other accounts as it is instructed by the Borrower as shall be necessary in order to comply with the terms and requirements of the Tax Certificate. Subject to the transfer provisions provided in paragraph (e) below, all money at any time deposited in the Rebate Fund shall be held by the Trustee in trust, to the extent required to satisfy the Rebate Requirement (as defined in the Tax Certificate), for payment to the federal government of the United States of America, and no other person shall have any rights in or claim to such money. All amounts deposited into or on deposit in the Rebate Fund shall be governed by this Section 5.06, by Section 6.06 hereof and by the Tax Certificate (which is incorporated herein by reference). The Trustee shall be deemed conclusively to have complied with such provisions if it follows the directions of the Borrower including supplying all necessary information in the manner provided in the Tax Certificate, shall not be required to take any actions thereunder, in the absence of written directions by the Borrower, and shall have no liability or responsibility to enforce compliance by the Borrower or the Authority with the terms of the Tax Certificate.

        (b) Upon the Borrower's written direction, an amount shall be deposited to the Rebate Fund by the Trustee from deposits by the Borrower, or from available investment earnings on amounts (other than moneys representing the proceeds of a draw on a Letter of Credit or held in a Letter of Credit Account, remarketing proceeds, Available Moneys, moneys being aged to become Available Moneys, or moneys held for the payment of particular Bonds (including moneys held for non-presented Bonds or held under Section 4.07(g) or 10.03 hereof)) held in the Revenue Fund, if and to the extent required, so that the balance of the amount on deposit thereto shall be equal to the Rebate Amount. Computations of the Rebate Amount shall be furnished by or on behalf of the Borrower in accordance with the Tax Certificate. The Trustee may rely conclusively upon the Borrower's determinations, calculations and certifications required by this
Section 5.06(b). The Trustee shall have no responsibility to make any independent calculations or determinations or to review the Borrower's calculations hereunder r.

        (c) The Trustee shall have no obligation to rebate any amounts required to be rebated pursuant to this Section 5.06 other than from moneys held in the funds and accounts created under this Indenture (other than moneys representing the proceeds of a draw on a Letter of Credit or held in a Letter of Credit Account or the Authority Subaccount of the Costs of Issuance Fund, remarketing proceeds, Available Moneys, moneys being aged to become Available Moneys, or moneys held for the payment of particular Bonds (including moneys held for non-presented Bonds or held under Section 10.03)) or from other moneys provided to it by or on behalf of the Borrower.

        (d) The Trustee shall invest all amounts held in the Rebate Fund in Investment Securities as instructed in writing by the Borrower, and the Borrower shall be responsible for such instructions complying with the Tax Certificate. Money shall not be transferred from the Rebate Fund except as provided in paragraph (e) below.

        (e) Upon receipt of the Borrower's written directions, the Trustee shall remit part or all of the balances in the Rebate Fund to the United States, as so directed. In addition, if the Borrower so directs, the Trustee will deposit moneys into or transfer moneys out of the Rebate Fund from or into such accounts or funds (other than moneys representing the proceeds of a draw on a Letter of Credit or held in a Letter of Credit Account, remarketing proceeds, Available Moneys, moneys being aged to become Available Moneys, or moneys held for the payment of particular Bonds (including moneys held for non-presented Bonds or held under Section 4.07(g) or 10.03 hereof)) as directed by the Borrower's written directions. Any funds remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment and satisfaction of any Rebate Amount, or provision made therefor shall be withdrawn and remitted to the Borrower upon the Borrower's written request.

        (f) Notwithstanding any other provision of this Indenture, including in particular Article X hereof, the obligation to remit the Rebate Amounts to the United States and to comply with all other requirements of this Section 5.06 hereof, Section 6.06 hereof and the Tax Certificate shall survive the defeasance or payment in full of the Bonds.


                                  ARTICLE VI
                             PARTICULAR COVENANTS

        SECTION 6.01. Punctual Payment.  The Authority shall punctually pay
                      ----------------
or cause to be paid the principal, premium, if any, and interest to become due in respect of all the Bonds, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof, but only out of Revenues and other assets pledged for such payment as provided in this Indenture. When and as paid in full, all Bonds, if any, shall be delivered to the Trustee, shall forthwith be canceled and destroyed, and a certificate of such destruction shall thereafter be delivered to the Authority.

        SECTION 6.02. Extension of Payment of Bonds.  The Authority shall not
                      -----------------------------
directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time of payment of any claims for interest by the purchase or funding of such Bonds or claims for interest or by any other arrangement and in case the maturity of any of the Bonds or the time of payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then Outstanding and of all claims for interest thereon which shall not have been so extended. Nothing in this Section shall be deemed to limit the right of the Authority to issue bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of Bonds.

        SECTION 6.03. Against Encumbrances. The Authority shall not create,
                      --------------------
or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues and other assets pledged or assigned under this Indenture while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture. Subject to this limitation, the Authority expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other programs under the Act, and reserves the right to issue other obligations for such purposes.

        SECTION 6.04. Power to Issue Bonds and Make Pledge and Assignment.
                      ---------------------------------------------------
The Authority is duly authorized pursuant to law to issue the Bonds and to enter into this Indenture and to pledge and assign the Revenues and other assets purported to be pledged and assigned, respectively, under this Indenture in the manner and to the extent provided in this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Authority in accordance with their terms, and the Authority and Trustee shall at all times, to the extent permitted by law, defend, preserve and protect said pledge and assignment of Revenues and other assets and all the rights of the Bondholders under this Indenture against all claims and demands of all persons whomsoever, subject to the limitations set forth in Article VIII relating to the Trustee.

        SECTION 6.05. Accounting Records and Reports. The Trustee shall keep
                      ------------------------------
or cause to be kept proper books of record and account in which complete and correct entries shall be made of all transactions made by it relating to the receipt, investment, disbursement, allocation and application of the Revenues and the proceeds of the Bonds. Such records shall specify the account or fund to which each investment (or portion thereof) held by the Trustee is to be allocated and shall set forth, in the case of each Investment Security, (a) its purchase price, (b) identifying information, including par amount, coupon rate, and payment dates, (c) the amount received at maturity or its sale price, as the case may be, (d) the amounts and dates of any payments made with respect thereto, and (e) such documentation required to be retained by the Trustee to establish that any requirements set forth in the Tax Certificate or with respect to establishing market price. Such records shall be open to inspection by any Holder and the Bank at any reasonable time during regular business hours on reasonable notice.

        SECTION 6.06.  Arbitrage Covenants.  (a) The Authority and the Borrower
                       -------------------
covenant and agree that neither will take any action, or fail to take any action, if such action or failure to take such action would adversely affect the exclusion from gross income of the interest payable on the Bonds under Section 103 of the Code. Without limiting the generality of the foregoing, the Authority and the Borrower each covenants and agrees that it will each comply with the requirements of the Tax Certificate.

        (b) The Borrower will pay, or cause to be paid, from time to time all amounts required to be rebated to the United States pursuant to Section 148(f) of the Code and any temporary, proposed or final Regulations as may be applicable to the Bonds from time to time. This covenant shall survive payment in full or defeasance of the Bonds. The Authority and the Borrower specifically covenant to pay or cause to be paid to the United States at the times and in the amounts determined under Section 5.06 hereof the Rebate Requirement, as described in the

Tax Certificate. The Trustee agrees to comply with all written instructions of the Borrower given pursuant to the Tax Certificate; provided, however, that the Borrower shall be responsible for such instructions complying with the Tax Certificate.

        The Trustee conclusively shall be deemed to have complied with the provisions of this Section 6.06(b) if it follows the instructions and directions of the Borrower and shall not be required to take any action under this Section 6.06(b) in the absence of such directions from the Borrower. The Trustee shall not be liable for any consequences resulting from its failure to act if no instructions from the Borrower (or in the absence of Borrower instructions, instructions from the Authority) are delivered to it.

        (c) Notwithstanding any provision of this Section, if the Borrower shall provide to the Trustee, the Bank and the Authority an opinion of Bond Counsel that any action required under Section 5.06 or this Section 6.06 is no longer required, or that some further action is required to maintain the Tax-exempt status of interest on any Series of the Bonds, the Trustee and the Authority may rely conclusively on such opinion in complying with the requirements of this Section, and the covenants contained herein shall be deemed to be modified to that extent.

        SECTION 6.07.  Other Covenants.  (A)  The Trustee shall promptly
                       ---------------
collect all amounts due from the Borrower pursuant to the Agreement, shall perform all duties imposed upon it pursuant to the Agreement and, subject to the provisions of this Indenture, shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of all of the rights of the Authority and all of the obligations of the Borrower pursuant to the Agreement.

        (B) The Authority shall not amend, modify or terminate any of the terms of the Agreement, or consent to any such amendment, modification or termination, without the prior written consent of the Trustee and the Bank. The Trustee shall give such written consent only if (1) in the Opinion of Counsel, such amendment, modification or termination will not materially adversely affect the interests of the Bondholders or result in any material impairment of the security hereby given for the payment of the Bonds, or (2) the Trustee first obtains the written consent of the Holders of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination, provided that no such amendment, modification or termination shall reduce the amount of Loan Repayments to be made to the Authority or the Trustee by the Borrower pursuant to the Agreement, or extend the time for making such payments, without the written consent of all of the Holders of the Bonds then Outstanding. The Trustee shall be entitled to rely upon an Opinion of Counsel with respect to the effect of any amendments hereto or to the Agreement.

        (C) The Authority shall not purchase Bonds from the Remarketing Agent or otherwise.

        SECTION 6.08. Waiver of Laws.  The Authority shall not at any time
                      --------------
insist upon or plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Authority to the extent permitted by law.

        SECTION 6.09. Further Assurances.  The Authority will make, execute
                      ------------------
and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention or to facilitate the performance of this Indenture and for the better assuring and confirming unto the Holders of the Bonds of the rights and benefits provided in this Indenture.

        SECTION 6.10. Continuing Disclosure. Pursuant to Section 5.14 of the
                      ---------------------
Loan Agreement, the Borrower shall, upon the adjustment to a Term Interest Rate Period for a duration of one year or greater with respect to the Bonds pursuant to Section 2.03D(II) hereof and the remarketing of the Bonds pursuant to Section
4.07 hereof, undertake the continuing disclosure requirements promulgated under S.E.C. Rule 15c2-12, as it may from time to time hereafter be amended or supplemented, and the Authority shall have no liability to the Holders of the Bonds or any other person with respect to such disclosure matters. Notwithstanding any other provision of this Indenture, failure of the Borrower to comply with the requirements of S.E.C. Rule 15c2-12, as it may from time to time hereafter be amended or supplemented, shall not be considered an Event of Default; however, the Trustee at the written request of the Remarketing Agent or the Holders of at least 25% aggregate principal amount of Outstanding Bonds, shall, but only to the extent indemnified to its satisfaction from and against any cost, liability or expense related thereto, including, without limitation, reasonable fees and expenses of its attorneys and advisors and additional fees and expenses of the Trustee, or any Bondholder or beneficial owner of any Bonds may take such actions as may be necessary and appropriate, including seeking mandate or specific performance by court order, to cause the Borrower to comply with its obligations under Section 5.14 of the Loan Agreement.

                                  ARTICLE VII
                 EVENTS OF DEFAULT AND REMEDIES OF BONDHOLDERS

        SECTION 7.01. Events of Default; Acceleration; Waiver of Default.
                      --------------------------------------------------
Each of the following events which has occurred and is continuing shall constitute an "Event of Default" hereunder:

        (a) default in the due and punctual payment of the principal of, or premium (if any) on, any Bond when and as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by declaration or otherwise;

        (b) default in the due and punctual payment of any installment of interest on, or the Purchase Price of, any Bond, when and as the same shall become due and payable;

        (c) failure by the Authority to perform or observe any other of the covenants, agreements or conditions on its part in this Indenture or in the Bonds contained, and the continuation of such failure for a period of sixty
   (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Authority, the Bank, and the Borrower by the Trustee, or to the Authority, the Bank, the Borrower and the Trustee by the Holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds at the time Outstanding;

        (d)  the occurrence and continuance of a Loan Default Event described in
   Section 7.1 of the Agreement; or

        (e) receipt by the Trustee of notice from the Bank that either (i) an Event of Default (as defined in the Reimbursement Agreement) has occurred under a Reimbursement Agreement and directing the Trustee to accelerate the Bonds or (ii) the Bank will not reinstate the interest portion of a Letter of Credit after a drawing, as provided in such Letter of Credit.

        No default specified in (c) above shall constitute an Event of Default unless the Authority and the Borrower shall have failed to correct such default within the applicable period; provided, however, that if the default shall be
                              --------
such that it cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Authority or the Borrower (or the Bank on its behalf) within the applicable period and diligently pursued in the sole determination of the Bank. With regard to any alleged default concerning which notice is given to the Borrower under the provisions of this Section, the Authority hereby grants the Borrower (or the Bank on its behalf) full authority for the account of the Authority to perform any covenant or obligation the non-performance of which is alleged in said notice to constitute a default in the name and stead of the Authority with full power to do any and all things and acts to the same extent that the Authority could do and perform any such things and acts and with power of substitution.

        During the continuance of an Event of Default described in (a), (b), (c) or (d) above, unless the principal of all the Bonds shall have already become due and payable, the Trustee may, and upon the written request of the Holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds at the time Outstanding, or upon the occurrence of an Event of Default described in (e) above, the Trustee shall, promptly upon such occurrence, by notice in writing to the Authority, the Borrower, and the Bank, declare the principal of all the Bonds then Outstanding, and the interest accrued thereon, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Bonds contained to the contrary notwithstanding. Upon any such declaration the Trustee shall promptly draw upon any then existing Letter of Credit in accordance with the terms thereof and apply the amount so drawn to pay the principal of and interest on the Bonds enhanced by such Letter of Credit so declared to be due and payable. Interest on the Bonds shall cease to accrue as of the date of acceleration. The Trustee shall promptly notify the Bondholders of the date of acceleration and the cessation of accrual of interest on the Bonds in the same manner as for a notice of redemption.

        The preceding paragraph, however, is subject to the condition that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, and before any Letter of Credit has been drawn upon in accordance with its terms and honored, there shall have been deposited with the Trustee a sum sufficient to pay (with Available Moneys if a Letter of Credit is in effect) all the principal of the Bonds matured prior to such declaration and all matured installments of interest (if any) upon all the Bonds, with interest on such overdue installments of principal as provided in the Agreement, and the reasonable fees and expenses of the Trustee, including reasonable fees and expenses of its attorneys, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Holders of at least a majority in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority and to the Trustee, may, on behalf of the Holders of all the Bonds, rescind and annul such declaration and its consequences and waive such default; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair or exhaust any right or power consequent thereon. Notwithstanding any other provision of this Indenture except as provided in the following sentence, the Trustee may not exercise any remedy in the event of a default under Section 7.01(a), (b), (c) or (d) hereof without the written consent of the Bank, so long as each Letter of Credit is in effect and the Bank has not wrongfully failed to make a payment thereunder. The Trustee may exercise any and all remedies under the Indenture and the Agreement (except acceleration) to collect any fees, expenses and indemnification from the Borrower without obtaining the consent of the Bank.

        SECTION 7.02. Institution of Legal Proceedings by Trustee. Subject to
                      -------------------------------------------
Section 7.01 hereof, if one or more of the Events of Default shall happen and be continuing, the Trustee in its discretion may, and upon the written request of the Holders of two-thirds in principal amount of the Bonds then Outstanding and upon being indemnified to its satisfaction therefor pursuant to Section 8.03(G) hereof shall, proceed to protect or enforce its rights or the rights of the Holders of Bonds under the Act or under this Indenture or the Agreement by a suit in equity or action at law, either for the specific performance of any covenant or agreement contained herein or therein, or in aid of the execution of any power herein or therein granted, or by mandamus or other appropriate proceeding for the enforcement of any other legal or equitable remedy as the Trustee shall deem most effectual in support of any of its rights or duties hereunder.

        SECTION 7.03. Application of Revenues and Other Funds After Default.
                      -----------------------------------------------------
If an Event of Default shall occur and be continuing, all Revenues and any other funds then held or thereafter received by the Trustee under any of the provisions of this Indenture (subject to Sections 3.04, 4.07(g), 5.06, 6.06 and
11.11 hereof) shall be promptly applied by the Trustee as follows and in the following order:

        (1) To the payment of reasonable charges and expenses of the Trustee (including reasonable fees and disbursements of its counsel) incurred in and about the performance of its powers and duties under this Indenture;

        (2) To the payment of the principal of and interest then due on the Bonds (upon presentation of the Bonds to be paid, and stamping thereon of the payment if only partially paid, or surrender thereof if fully paid) subject to the provisions of this Indenture (including Section 6.02 hereof), as follows:

             (i) Unless the principal of all of the Bonds shall have become or have been declared due and payable,

                  First:  To the payment to the persons entitled thereto of all
                  -----
             installments of interest then due in the order of the maturity of such installments, and, if the amount available shall not be sufficient to pay in full any installment or installments maturing on the same date, then to the payment thereof ratably, according to the amounts due thereon, to the persons entitled thereto, without any discrimination or preference; and

                  Second: To the payment to the persons entitled thereto of the
                  ------
             unpaid principal of any Bonds which shall have become due, whether at maturity or by call for redemption, with interest on the overdue principal at the rate borne by the respective Bonds, and, if the amount available shall not be sufficient to pay in full all the Bonds, together with such interest, then to the payment thereof ratably, according to the amounts of principal due on such date to the persons entitled thereto, without any discrimination or preference.

             (ii) If the principal of all of the Bonds shall have become or have been declared due and payable, to the payment of the principal and interest then due and unpaid upon the Bonds, with interest on the overdue principal at the rate borne by the Bonds, and, if the amount available shall not be sufficient to pay in full the whole amount so due and unpaid, then to the payment thereof ratably, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or preference, provided, however, that in no event shall moneys derived from drawings under a Letter of Credit, moneys set aside to pay principal or interest on any particular Bonds (including moneys held for non-presented Bonds or held under Section 4.07(g) or 10.03 hereof), or the proceeds from remarketing of the Bonds be used to pay any of the items listed in clause (1) of this Section and Available Moneys and moneys being aged to become Available Moneys shall not be used to pay any of the items listed in clause (1) of this Section until all amounts have been paid under clause (2) of this Section; provided further that proceeds of a draw on a Letter of Credit and remarketing proceeds shall be used solely to pay principal, interest, premium, or purchase price of the applicable Series of Bonds as otherwise provided herein.

        SECTION 7.04. Trustee to Represent Bondholders.  The Trustee is hereby
                      --------------------------------
irrevocably appointed (and the successive respective Holders of the Bonds, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) as trustee and true and lawful attorney-in-fact of the Holders of the Bonds for the purpose of exercising and prosecuting on their behalf such rights and remedies as may be available to such Holders under the provisions of the Bonds, this Indenture, the Agreement, the Act and applicable provisions of any other law. Subject to Section 7.01 hereof, upon the occurrence and continuance of an Event of Default or other occasion giving rise to a right in the Trustee to represent the Bondholders, the Trustee in its discretion may, and upon the written request of the Holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds then Outstanding, and upon being indemnified to its satisfaction therefor, shall, proceed to protect or enforce its rights or the rights of such Holders by such appropriate action, suit, mandamus or other proceedings as it shall deem most effectual to protect and enforce any such right, at law or in equity, either for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or for the enforcement of any other appropriate legal or equitable right or remedy vested in the Trustee or in such Holders under this Indenture, the Agreement, the Act or any other law; and upon instituting such proceeding, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver of the Revenues and other assets pledged under this Indenture, pending such proceedings. All rights of action under this Indenture or the Bonds or otherwise may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in the name of the Trustee for the benefit and protection of all the Holders of such Bonds, subject to the provisions of this Indenture (including Section 6.02 hereof).

        SECTION 7.05. Bondholders' Direction of Proceedings. Anything in this
                      -------------------------------------
 Indenture to the contrary notwithstanding, but subject to Section 8.03(G), the Holders of sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds then Outstanding shall have the right, by an instrument or concurrent instruments in writing executed and delivered to the Trustee, to direct the method of conducting all remedial proceedings taken by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and that the Trustee shall have the right to decline to follow any such direction which in the opinion of the Trustee would be unjustly prejudicial to Bondholders not parties to such direction or for which it has not been provided adequate indemnity.

        SECTION 7.06. Limitation on Bondholders' Right to Sue. Subject to
                      ---------------------------------------
Section 7.01 hereof, no Holder of any Bond shall have the right to institute any suit, action or proceeding at law or in equity, for the protection or enforcement of any right or remedy under this Indenture, the Agreement, the Act or any other applicable law with respect to such Bond, unless (1) such Holder shall have given to the Trustee written notice of the occurrence of an Event of Default; (2) the Holders of not less than sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of the Bonds then Outstanding shall have made written request upon the Trustee to exercise the powers hereinbefore granted or to institute such suit, action or proceeding in its own name; (3) subject to Section 8.03(G) hereof, such Holder or said Holders shall have tendered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; and (4) the Trustee shall have refused or omitted to comply with such request for a period of sixty
(60) days after such written request shall have been received by, and said tender of indemnity shall have been made to, the Trustee.

        Such notification, request, tender of indemnity and refusal or omission are hereby declared, in every case, to be conditions precedent to the exercise by any Holder of Bonds of any remedy hereunder or under law; it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by such Holders' action to affect, disturb or prejudice the security of this Indenture or the rights of any other Holders of Bonds, or to enforce any right under this Indenture, the Agreement, the Act or other applicable law with respect to the Bonds, except in the manner herein provided, and that all proceedings at law or in equity to enforce any such right shall be instituted, had and maintained in the manner herein provided and for the benefit and protection of all Holders of the Outstanding Bonds, subject to the provisions of this Indenture (including Section 6.02 hereof).

        SECTION 7.07. Absolute Obligation of Authority. Nothing in Section 7.06
                      --------------------------------
or in any other provision of this Indenture, or in the Bonds, contained shall affect or impair the obligation of the Authority, which is absolute and unconditional, to pay the principal of and interest on the Bonds to the respective Holders of the Bonds at their respective dates of maturity, or upon call for redemption, as herein provided, but only out of the Revenues and other assets herein pledged therefor, or affect or impair the right of such Holders, which is also absolute and unconditional, to enforce such payment by virtue of the contract embodied in the Bonds.

        SECTION 7.08. Termination of Proceedings.  In case any proceedings
                      --------------------------
taken by the Trustee or any one or more Bondholders on account of any Event of Default shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee or the Bondholders, then in every such case the Authority, the Bank, the Trustee and the Bondholders, subject to any determination in such proceedings, shall be restored to their former positions and rights hereunder, severally and respectively, and all rights, remedies, powers and duties of the Authority, the Bank, the Trustee and the Bondholders shall continue as though no such proceedings had been taken.

        SECTION 7.09. Remedies Not Exclusive. No remedy herein conferred upon
                      ----------------------
or reserved to the Trustee, the Bank, or to the Holders of the Bonds is intended to be exclusive of any other remedy or remedies, and each and every such remedy, to the extent permitted by law, shall be cumulative and in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

        SECTION 7.10. No Waiver of Default.  No delay or omission of the
                      --------------------
Trustee or of any Holder of the Bonds to exercise any right or power arising upon the occurrence of any default shall impair any such right or power or shall be construed to be a waiver of any such default or an acquiescence therein; and every power and remedy given by this Indenture to the Trustee or to the Holders of the Bonds may be exercised from time to time and as often as may be deemed expedient.

        SECTION 7.11. Consent To Defaults.  Notwithstanding any other
                      -------------------
provisions of this Article VII, and subject to Section 8.03(G) hereof, so long as the Bank is not continuing wrongfully to dishonor drawings under any Letter of Credit, no Event of Default shall be declared pursuant to Section 7.01(a),
(b), or (d) hereof (except in a case resulting from the failure of the Borrower to pay the Trustee's fees and expenses or to indemnify the Trustee), nor any remedies exercised with respect to any Event of Default other than an Event of Default declared pursuant to Section 7.01(e) hereof by the Trustee or by the Bondholders (except in a case resulting from the failure of the Borrower to pay the Trustee's fees and expenses or to indemnify the Trustee) and no Event of Default under this Indenture shall be waived by the Trustee or the Bondholders to the extent they may otherwise be permitted hereunder, without, in any case, the prior written consent of the Bank. No Event of Default can be waived, in any circumstance, unless the Trustee has received written notice that each Letter of Credit, if any, has been fully reinstated and is in full force and effect.

                                 ARTICLE VIII
              THE TRUSTEE, THE PAYING AGENT, THE BOND REGISTRAR,
                  THE TENDER AGENT, AND THE REMARKETING AGENT

        SECTION 8.01. Duties, Immunities and Liabilities of Trustee. (A)  The
                      ---------------------------------------------
Trustee and the Registrar shall, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as prudent persons would exercise or use under the circumstances in the conduct of their own affairs. Notwithstanding any other provision of this Indenture, the Trustee shall perform all duties required of it hereunder.

        No provision of this Indenture shall be construed to relieve the Trustee or the Registrar from liability for its own negligent action or its own negligent failure to act, except that:

        (a) Prior to such an Event of Default hereunder and after the curing of all Events of Default which may have occurred,

             (1) the duties and obligations of the Trustee and the Registrar, as the case may be, shall be determined solely by the express provisions of this Indenture, the Trustee and Registrar, as the case may be, shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee and the Registrar, as the case may be; and

             (2) in the absence of bad faith on the part of the Trustee or the Registrar, as the case may be, the Trustee or Registrar, as the case may be, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Trustee or the Registrar, as the case may be, conforming to the requirements of this Indenture; but in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Trustee or the Registrar, as the case may be, the Trustee or Registrar, as the case may be, shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture; and

        (b) At all times, regardless of whether or not any Event of Default shall exist,

             (1) the Trustee and the Registrar shall not be liable for any error of judgment made in good faith by a responsible officer, director or employee of the

        Trustee or the Registrar unless it shall be proved that the Trustee or the Registrar, as the case may be, was negligent in ascertaining the pertinent facts;

             (2) neither the Trustee nor the Registrar shall be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority, or such larger percentage as may be required hereunder, in aggregate principal amount of the Bonds at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or Registrar, or exercising any trust or power conferred upon the Trustee or the Registrar under this Indenture.

        None of the provisions contained in this Indenture shall require the Trustee or Registrar to expend or risk their own funds or otherwise incur individual financial liability in the performance of any of their duties or in the exercise of any of their rights or powers other than to notify the Authority that they intend to take no particular action or to notify the Bondholders that they will take no action, if adequate indemnity against such risk or liability is not assured to them. All indemnifications and releases from liability granted herein to the Trustee shall extend to the directors, officers, employees and agents of the Trustee.

        (B) The Authority may remove the Trustee at any time upon its own decision or upon request of the Borrower, and shall remove the Trustee if at any time requested to do so by an instrument or concurrent instruments in writing signed by the Holders of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing) or if at any time the Trustee shall cease to be eligible in accordance with subsection (E) of this Section, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or its property shall be appointed, or any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee, and thereupon shall appoint, with the consent of the Bank, a successor Trustee by an instrument in writing.

        (C) The Trustee may at any time resign by giving written notice of such resignation to the Authority and by giving the Bondholders notice of such resignation by mail at the addresses shown on the registration books maintained by the Trustee. Upon receiving such notice of resignation, the Authority shall promptly appoint, with the consent of the Bank, a successor Trustee by an instrument in writing. The Trustee shall not be relieved of its duties until such successor Trustee has accepted appointment.

        (D) Any removal or resignation of the Trustee pursuant to (B) or (C) above and appointment of a successor Trustee shall become effective upon acceptance of appointment by the successor Trustee. If no successor Trustee shall have been appointed and have accepted appointment within forty-five (45) days of giving notice of removal or notice of resignation as aforesaid, the resigning Trustee or any Bondholder (on behalf of itself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Trustee, and such court may thereupon, after such notice (if any) as it may deem proper, appoint such successor Trustee. Any successor Trustee appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Authority and to its predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the moneys, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein; but, nevertheless at the Request of the Authority or the request of the successor Trustee, such predecessor Trustee shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Authority shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such moneys, estates, properties, rights, powers, trusts, duties and obligations. Upon acceptance of appointment by a successor Trustee as provided in this subsection, the Authority shall mail a notice of the succession of such Trustee to the trusts hereunder to each rating agency which is then rating the Bonds, to the Bondholders at the addresses shown on the registration books maintained by the Trustee, and to the Bank. If the Authority fails to mail such notice within fifteen (15) days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Authority.

        (E) Any Trustee appointed under the provisions of this Section in succession to the Trustee shall be a trust company or bank having the powers of a trust company which either (i) has a combined capital and surplus of at least fifty million dollars ($50,000,000), and is subject to supervision or examination by federal or state authority or (ii) is a wholly-owned subsidiary of a bank, trust company or bank holding company meeting, on an aggregate basis, the tests set out in clause (i). If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this subsection (E), the Trustee shall resign immediately in the manner and with the effect specified in this Section.

        (F) The Trustee is not responsible for effecting, maintaining or renewing any policies of insurance of the Borrower or for any representations regarding the sufficiency of any policy of insurance of the Borrower and shall not be responsible for monitoring or reviewing any policy of insurance of the Borrower or be obligated to file claims or proofs of loss in the case of insurance or to pay taxes or assessments.

        (G) The Trustee is not responsible for filing financing or continuation statements.

        (H) Subject to the provisions of Sections 5.06 and 10.03 hereof, all moneys received by the Trustee and the Tender Agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except draws on a Letter of Credit, all Available Moneys, all remarketing proceeds, all moneys being aged to become Available Moneys, and otherwise except to the extent required by law or by this Indenture. The Trustee and the Tender Agent shall be under no liability for interest on any moneys received by them hereunder except such as it may agree with the Authority to pay thereon. Any interest allowed on any such moneys shall be deposited in the fund or account to which such moneys are credited. Any moneys held by the Trustee or the Tender Agent may be deposited by it in its banking department and invested as provided herein.

        SECTION 8.02.  Merger or Consolidation.  Any company into which the
                       -----------------------
Trustee may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party or any company to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such company shall be eligible under subsection (E) of Section 8.01 shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

        SECTION 8.03. Liability of Trustee. (A)  The recitals of facts herein
                      --------------------
and in the Bonds contained shall be taken as statements of the Authority, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds. In addition, the Trustee shall assume no responsibility with respect to this Indenture or the Bonds other than in connection with the duties or obligations assigned to or imposed upon the Trustee herein or in the Bonds. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own negligence or default. The Trustee may become the Holder of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of its officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Holders of a majority in principal amount of the Bonds then Outstanding.

        The Trustee may execute any of the trusts or powers set forth herein and perform the duties required of it hereunder by or through attorneys, agents, or receivers, and shall be entitled to the advice of counsel concerning all matters of trusts and its duties herein.

        (B) The Trustee shall not be liable for any error of judgment made in good faith by a responsible officer, director or employee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

        (C) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

        (D) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

        (E) The Trustee shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

        (F) The Trustee shall not be deemed to have knowledge of any default or Event of Default hereunder unless and until it shall have actual knowledge thereof, or shall have received written notice thereof, at its Principal Corporate Trust Office. Except as otherwise expressly provided herein, the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or of any of the documents executed in connection with the Bonds, or as to the existence of a default or Event of Default thereunder. The Trustee shall not be responsible for the validity or effectiveness of any collateral given to or held by it.

        (G) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers, other than to notify the Authority that it intends to take no particular action or to notify the Bondholders that it will take no action, if repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Trustee shall, however, in any case, make drawings under each Letter of Credit, pay principal and Purchase Price of and premium, if any, or interest on the Bonds as it becomes due and accelerate the Bonds as required by the Indenture, notwithstanding anything to the contrary herein.

        (H) The Trustee shall have no responsibility, opinion or liability with respect to any information statement or recital found in any Official Statement or other disclosure material, prepared or distributed with respect to the issuance of such bonds, except for information provided by the Trustee.

        SECTION 8.04. Right of Trustee to Rely on Documents. The Trustee shall
                      -------------------------------------
be protected in acting upon any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; in particular, the Trustee shall be entitled to rely upon a Certificate of the Borrower to the effect that no Act of Bankruptcy has occurred. The Trustee may consult with counsel, who may be counsel of or to the Authority or the Borrower, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

        The Trustee shall not be bound to recognize any person as the Holder of a Bond unless and until such Bond is submitted for inspection, if required, and its title thereto is satisfactorily established, if disputed.

        Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Authority, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

        SECTION 8.05. Preservation and Inspection of Documents. All documents
                      ----------------------------------------
received by the Trustee under the provisions of this Indenture shall be retained in its possession and shall be subject at all reasonable times to the inspection of the Authority and any Bondholder and the Bank, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

        SECTION 8.06. Compensation and Indemnification. The Authority shall pay
                      --------------------------------
to and Indemnification. the Trustee, the Tender Agent, the Paying Agent and the Registrar (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture, and the Trustee shall have a lien therefor on any and all funds (except the Rebate Fund, the moneys held for particular Bonds (including non-presented Bonds), any moneys derived from a Letter of Credit, remarketing proceeds, Available Moneys, moneys being aged to become Available Moneys, and moneys held pursuant to Sections 4.07(g) or 10.03) at any time held by it under this Indenture which lien shall be prior and superior to the lien of the Holders of the Bonds. The Authority further covenants and agrees to indemnify and save the Trustee, the Tender Agent, the Paying Agent and the Registrar, harmless against any losses, expenses and liabilities which they may incur arising out of or in the exercise and performance of its powers and duties hereunder, including the costs and expenses of defending against any claim of liability, but excluding liabilities which are due to the negligence or willful default of the indemnified party. The obligations of the Authority under this Section shall survive resignation or removal of the Trustee, the Tender Agent, the Paying Agent and the Registrar under this Indenture and payment of the Bonds and discharge of this Indenture.


        SECTION 8.07. Paying Agent.  The Authority, with the written approval
                      ------------
of the Trustee and the Bank, may appoint and at all times have a Paying Agent in such cities as the Authority deems desirable, for the payment of the principal of, and the interest (and premium, if any) on, the Bonds. It shall be the duty of the Trustee to make such credit arrangements with such Paying Agent as may be necessary to assure, to the extent of the moneys held by the Trustee for such payment, the prompt payment of the principal of, and interest (and premium, if any) on, the Bonds presented at either place of payment. The Trustee will not be responsible for the failure of the Bank or any other party to make funds available to the Trustee or Paying Agent. The Trustee is the initial Paying Agent. If the Paying Agent is any entity other than the Trustee, (i) the Paying Agent may not hold any such funds and (ii) the Paying Agent shall be subject to the same standards applicable to the Trustee as set forth in this Indenture.

        SECTION 8.08. Notices to the Authority. The Trustee shall provide the
                      ------------------------
Authority and the Bank with the following:


        (a) On or before September 15 of each year, commencing September 15, 1997, during which any of the Bonds are outstanding, or upon any significant change that occurs which would adversely impact the Trustee's ability to perform its duties under the Indenture, a written disclosure of any such change, or if applicable, of any conflicts that the Trustee may have as a result of other business dealings between the Trustee and the Borrower. The Trustee may rely on a Certificate of the Borrower delivered pursuant to Section 5.11(d) of the Agreement to the extent of the information required in such certificate for purposes of this subparagraph (a). If there are not such instances of a significant change, or of a conflict existing, then a statement to that effect shall be provided on such date;

        (b) If there is a failure to pay any amount of principal or, Purchase Price of, premium, if any, or interest on any Bond when due; or if there is a failure of the Borrower to provide any notice, certification or report specified in Section 5.11 of the Agreement; or if there is an occurrence of an Event of Default hereunder, of which the Trustee has knowledge, the Trustee shall provide written notice to the Authority within five Business Days of such occurrence and such notice shall include a statement setting forth the steps the Trustee is taking to remedy such failure or Event of Default, as applicable; and

        (c) As of June 30 and December 31 of each year, a Trustee's certificate, in the form of Exhibit B attached hereto, which shall be received no later than July 15 or January 15 next following each such June 30 or December 31, as the case may be.

        SECTION 8.09. Notices to Rating Agency and Bank. The Trustee shall
                      ---------------------------------
provide Rating Agency and Bank. any Rating Agency and the Bank with written notice upon the occurrence of: (i) the expiration, termination or extension of any Letter of Credit; (ii) the discharge of liability on any Series of the Bonds pursuant to Section 10.02 hereof; (iii) the resignation or removal of the Trustee, Tender Agent, or Remarketing Agent; (iv) acceptance of appointment as successor Trustee, Tender Agent, or Remarketing Agent hereunder; (v) the redemption of all Bonds; (vi) conversion to a new Interest Rate Period or to an Interest Rate Period not enhanced by a Letter of Credit; (vii) a material change in the Indenture, the Loan Agreement, or a Letter of Credit; and (viii) when a Series of Bonds is no longer Outstanding. The Trustee shall also notify any Rating Agency of any changes to any of the documents to which the Trustee is a party, upon its receipt of notification of any such changes.

        SECTION 8.10. Duties of Remarketing Agent. The Authority, with the
                      ---------------------------
advice of the Borrower, shall appoint the Remarketing Agent for the Bonds, subject to the conditions set forth in Section 8.11 hereof. The Remarketing Agent shall designate to the Trustee its principal office and signify its acceptance of the duties and obligations imposed on it hereunder by a written instrument of acceptance delivered to the Authority and the Trustee under which the Remarketing Agent will agree to perform the obligations of the Remarketing Agent set forth herein and under which the Remarketing Agent will agree to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Authority, the Trustee, the Bank and the Borrower at all reasonable times. The Remarketing Agent shall set the interest rates on the 1997A Bonds and perform the other duties provided for in Section 2.03 and shall remarket 1997A Bonds as provided in Section 4.07 hereof. There may be separate Remarketing Agents for these two functions. The Remarketing Agent shall hold all moneys delivered to it in trust in non-commingled funds for the benefit of the person or entity which shall have so delivered such moneys until such moneys are paid to the Trustee or the Tender Agent as provided herein. The Remarketing Agent may for its own account or as broker or agent for others deal in Bonds and may do anything any other Holder may do to the same extent as if the Remarketing Agent were not serving as such.

        SECTION 8.11. Eligibility of Remarketing Agent; Replacement. (A)  Any
                      ---------------------------------------------
successor Remarketing Agent shall be a bank, trust company or member of the National Association of Securities Dealers, Inc. organized and doing business under the laws of the United States or any state or the District of Columbia and shall have a capitalization of at least $150,000,000 as shown in its most recent published annual report. The Remarketing Agent shall have a rating of at least Moody's "Baa3/P-3" or an equivalent rating from another Rating Agency, or be approved by the Rating Agency. The initial Remarketing Agent shall be Westhoff, Cone & Holmstedt.

        (B) The Remarketing Agent may resign by notifying the Authority, the Trustee, the Tender Agent, the Borrower and the Bank at least 45 days before the effective date of such resignation. The Authority may remove the Remarketing Agent and with the consent of the Borrower and the Bank, appoint a successor by notifying the Remarketing Agent, the Bank and the Trustee. No resignation or removal shall be effective until the successor has delivered an acceptance of its appointment to the Trustee.

        (C) If the Letter of Credit is terminated for any reason, or an Event of Default under this Indenture occurs, the Remarketing Agent for the respective Series of Bonds shall have the right to resign immediately.

        (D)  The appointment of any Remarketing Agent pursuant to this Section
8.11 shall terminate (subject to renewal by the Authority or replacement by a successor Remarketing Agent as provided in this Section) fifteen days prior to the commencement of any Term Interest Rate Period of three years' or longer duration of any Series of Bonds for which such Remarketing Agent was appointed.

        SECTION 8.12. Compensation of Remarketing Agent. The Remarketing Agent
                      ---------------------------------
shall not be entitled to any compensation from the Authority or the Trustee but, rather, shall make separate arrangements with the Borrower for its compensation.

        SECTION 8.13. Appointment and Duties of Tender Agent. The Authority
                      --------------------------------------
hereby appoints the Trustee as initial Tender Agent, provided that if the Bonds are no longer Book-Entry Bonds, the Authority, with the advice of the Borrower, shall appoint a successor Tender Agent, subject to the conditions of Section
8.14 hereof. The Tender Agent shall designate its principal office and signify its acceptance of all of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Authority, the Trustee, the Bank and the Remarketing Agent. The Tender Agent shall perform the duties provided for in this Indenture and in exercising such duties shall be entitled to the same rights and immunities applicable to the Trustee as set forth in this Indenture and shall not be liable for any action or omission to act except for negligence or willful misconduct. Notwithstanding any provision in this Indenture to the contrary, the Tender Agent shall not be responsible for any misconduct or negligence on the part of any agent, correspondent, attorney or receiver appointed with due care by it hereunder.

        SECTION 8.14. Eligibility of Tender Agent; Replacement. The Tender
                      ----------------------------------------
Agent and any successor to
the Tender Agent shall be a bank or trust company organized and doing business under the laws of the United States or any state and shall either (i) have a combined capital and surplus of at least fifty million dollars ($50,000,000), and be subject to supervision or examination by federal or state authority or
(ii) be a wholly-owned subsidiary of a bank, trust company or bank holding company meeting, on an aggregate basis, the tests set out in clause (i). If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. At all times when the Bonds are not Book-Entry Bonds the Tender Agent shall have an office or agency for servicing the Bonds in New York, New York. The Tender Agent or the bank, trust company or bank holding company of which the Tender Agent is a wholly-owned subsidiary shall have a rating of at least Moody's "Baa3/P-3" or an equivalent rating from another Rating Agency, or be approved by the Rating Agency.

        The Tender Agent may resign by notifying the Authority, the Trustee, the Bank, the Remarketing Agent and the Bondholders at least 30 days before the effective date of such resignation. The Trustee, with the consent of the Borrower and the Bank, may remove the Tender Agent and appoint a successor by notifying the Tender Agent, the Remarketing Agent, the Bank and the Authority. No resignation or removal shall be effective until the successor has delivered an acceptance of its appointment to the Trustee and the predecessor Tender Agent.

        In the event of the resignation or removal of the Tender Agent, such Tender Agent shall pay over, assign and deliver any moneys held by it as Tender Agent to its successor, or if there is no successor, to the Trustee. In the event that for any reason there shall be a vacancy in the office of Tender Agent, the Trustee shall act as such Tender Agent to the extent it has operational capacity to perform such tasks.

        SECTION 8.15. Compensation of Tender Agent. The Tender Agent shall not
                      ----------------------------
be entitled to any compensation from the Authority, the Remarketing Agent or the Trustee but, rather, shall only be entitled to compensation from the Borrower. The Borrower shall transmit all payment of fees to the Trustee who shall, in turn, make payment to the Tender Agent.

        SECTION 8.16.  Appointment and Duties of Bond Registrar. The Authority
                       ----------------------------------------
hereby designates the Trustee as initial Bond Registrar, provided that the Tender Agent shall act as co-Bond Registrar with respect to Bonds tendered pursuant to Sections 2.04 or 4.06.

        The Bond Registrar shall not be entitled to any compensation from the Authority, the Remarketing Agent, or the Trustee but, rather, shall only be entitled to compensation from the Borrower.

        SECTION 8.17. Eligibility of Bond Registrar. A Bond Registrar appointed
                      -----------------------------
pursuant to this Indenture shall be a corporation organized and doing business under the laws of the United States or any state or the District of Columbia, subject to supervision or examination by federal or state authority and shall either (i) have a combined capital and surplus of at least fifty million dollars ($50,000,000), and be subject to supervision or examination by federal or state authority or (ii) be a wholly-owned subsidiary of a bank, trust company or bank holding company meeting, on an aggregate basis, the tests set out in clause (i). If such bank or trust company publishes a report of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

        SECTION 8.18. Bond Registrar's Performance of Duties. The Bond
                      --------------------------------------
Registrar shall perform the duties provided for in this Indenture and in exercising such duties shall be entitled to the same rights and immunities applicable to the Trustee as set forth in this Indenture and shall not be liable for any action or omission to act except for negligence or willful misconduct.

        SECTION 8.19. Replacement of Bond Registrar.  The Bond Registrar may
                      -----------------------------
resign by notifying the Authority, the Trustee, the Bank and the Borrower at least 30 days before the effective date of such resignation. The Authority, with the consent of the Borrower and the Bank, may remove the Bond Registrar and appoint a successor by notifying the Bond Registrar, the Remarketing Agent, the Bank and the Trustee. No resignation or removal shall be effective until the successor has delivered an acceptance of its appointment to the Trustee and the predecessor Bond Registrar.

        In the event of the resignation or removal of the Bond Registrar, such Bond Registrar shall pay over, assign and deliver any moneys held by it as Bond Registrar to its successor, or if there is no successor, to the Trustee. In the event that for any reason there shall be a vacancy in the office of Bond Registrar, the Trustee shall act as such Bond Registrar to the extent it has operational capacity to perform such tasks.

                                  ARTICLE IX
                  MODIFICATION OR AMENDMENT OF THE INDENTURE

        SECTION 9.01. Amendments Permitted. (A) This Indenture and the
                      --------------------
rights and obligations of the Authority and of the Holders of the Bonds and of the Trustee may be modified or amended from time to time and at any time by an indenture or indentures supplemental hereto, which the Authority and the Trustee may enter into when the written consent of the Holders of sixty-six and two-thirds percent (66-2/3%) in aggregate principal amount of all Bonds then Outstanding, and the Bank, shall have been filed with the Trustee. No such modification or amendment shall (1) extend the fixed maturity of any Bond, or reduce the amount of principal thereof, or extend the time of payment, or change the method of computing the rate of interest thereon, or extend the time of payment of interest thereon, without the consent of the Holder of each Bond so affected, or (2) reduce the aforesaid percentage of Bonds the consent of the Holders of which is required to effect any such modification or amendment, or permit the creation of any lien on the Revenues and other assets pledged under this Indenture prior to or on a parity with the lien created by this Indenture, or deprive the Holders of the Bonds of the lien created by this Indenture on such Revenues and other assets (except as expressly provided in this Indenture), without the consent of the Holders of all of the Bonds then Outstanding. It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof. Promptly after the execution by the Authority and the Trustee of any Supplemental Indenture pursuant to this subsection (A), the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each Rating Agency then rating the Bonds and the Holders of the Bonds at the address shown on the registration books of the Trustee. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

        (B) This Indenture and the rights and obligations of the Authority, of the Trustee and of the Holders of the Bonds may also be modified or amended from time to time and at any time by an indenture or indentures supplemental hereto, which the Authority and the Trustee may enter into without the consent of any Bondholders, but only to the extent permitted by law and after receipt of an opinion of counsel that the provisions of such Supplemental Indenture shall not materially adversely affect the interests of the Holders of the Bonds, including, without limitation, for any one or more of the following purposes:

             (1) to add to the covenants and agreements of the Authority in this Indenture contained other covenants and agreements thereafter to be observed, to pledge or assign additional security for the Bonds (or any portion thereof), or to surrender any right or power herein reserved to or conferred upon the Authority;

             (2) to make such provisions for the purpose of curing any ambiguity, inconsistency or omission, or of curing or correcting any defective provision, contained in this Indenture, or in regard to matters or questions arising under this Indenture, as the Authority may deem necessary or desirable and not inconsistent with this Indenture;

             (3) to modify, amend or supplement this Indenture in such manner as to permit the qualification hereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect, and to add such other terms, conditions and provisions as may be permitted by said act or similar federal statute;

             (4) to conform to the terms and provisions of any Alternate Letter of Credit or Alternate Credit Facility or to obtain a rating on the Bonds;

             (5) to provide for the issuance of a Series of Bonds, and to provide the terms and conditions under which such Bonds may be issued, subject to and in accordance with the provisions of Article II (which shall not require determination by the Trustee of the effect on the interests of Holders of Bonds); or

             (6) to modify, amend or supplement this Indenture in such a manner to permit the Authority, the Trustee, the Borrower or any other responsible party to comply with the requirements of S.E.C. Rule 15c2-12, as it may from time to time be amended or supplemented, with respect to the Bonds.

The Trustee shall give notice of any such modification or amendment to each Rating Agency then rating the Bonds.

        (C) The Trustee may in its discretion, but shall not be obligated to, enter into any such Supplemental Indenture authorized by subsections (A) or (B) of this Section which materially adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

        SECTION 9.02. Effect of Supplemental Indenture. Upon the execution
                      --------------------------------
of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Authority, the Trustee and all Holders of Bonds Outstanding shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

        Any such Supplemental Indenture shall comply with the terms of this
Article IX, and the Trustee may conclusively rely on an Opinion of Counsel that the Supplemental Indenture complies with the provisions therein.

        SECTION 9.03. Endorsement of Bonds; Preparation of New Bonds. Bonds
                      ----------------------------------------------
delivered after the execution of any Supplemental Indenture pursuant to this Article may, and if the Trustee so determines shall, bear a notation by endorsement or otherwise in form approved by the Authority and the Trustee as to any modification or amendment provided for in such Supplemental Indenture, and, in that case, upon demand of the Holder of any Bond Outstanding at the time of such execution and presentation of such Holder's Bond for the purpose at the office of the Trustee or at such additional offices as the Trustee may select and designate for that purpose, a suitable notation shall be made on such Bond. If the Supplemental Indenture shall so provide, new Bonds so modified as to conform, in the opinion of the Authority and the Trustee, to any modification or amendment contained in such Supplemental Indenture, shall be prepared and executed by the Authority and authenticated by the Trustee, and upon demand of the Holders of any Bonds then Outstanding shall be exchanged at the Corporate Trust Office of the Trustee without cost to any Bondholder, for Bonds then Outstanding, upon surrender for cancellation of such Bonds, in equal aggregate principal amounts of the same Series and maturity.

        SECTION 9.04. Amendment of Particular Bonds.  The provisions of this
                      -----------------------------
Article shall not prevent any Bondholder from accepting any amendment as to the particular Bonds held by him or her, provided that due notation thereof is made on such Bonds.

                                 ARTICLE X
                                 DEFEASANCE

        SECTION 10.01. Discharge of Indenture. Bonds of any Series that bear
                       ----------------------
interest at a Term Interest Rate to the maturity of such Series of Bonds may be paid by the Authority in any of the following ways, provided that the Authority also pays or causes to be paid any other sums payable hereunder by the Authority and related to the respective Series:

        (a) by paying or causing to be paid with Available Moneys the principal of, interest and premium, if any, on the Bonds of the Series Outstanding, as and when the same become due and payable;

        (b) by depositing with the Trustee, in trust, at or before maturity, money or securities in the necessary amount (as provided in Section 10.03) to pay or redeem with Available Moneys all Bonds of the Series then Outstanding; or

        (c) by delivering to the Trustee, for cancellation by it, the Bonds of the Series then Outstanding.

        If the Authority shall also pay or cause to be paid all other sums payable hereunder by the Authority, then and in that case, at the election of the Authority (evidenced by a Certificate of the Authority, filed with the Trustee, signifying the intention of the Authority to discharge all such indebtedness and this Indenture), and notwithstanding that any Bonds shall not have been surrendered for payment, this Indenture and the pledge of Revenues and other assets made under this Indenture and all covenants, agreements and other obligations of the Authority under this Indenture shall cease, terminate, become void and be completely discharged and satisfied except only as provided in
Section 10.02 hereof. In such event, upon Request of the Authority, the Trustee shall cause an accounting for such period or periods as may be requested by the Authority to be prepared and filed with the Authority and shall execute and deliver to the Authority all such instruments as may be necessary or desirable to evidence such discharge and satisfaction, and the Trustee shall pay over, transfer, assign or deliver all moneys or securities or other property held by it pursuant to this Indenture (other than the Rebate Fund) which are not required for the payment or redemption of Bonds not theretofore surrendered for such payment or redemption and any amounts owed to the Trustee hereunder in the following order (1) first, to the Bank to the extent of any amounts due to the Bank pursuant to the Reimbursement Agreement and (2) second, to the Borrower, provided, however, that notwithstanding any provision of this Indenture or the Loan Agreement, under no circumstances may the Authority or the Borrower receive any funds derived from a draw on any Letter of Credit, remarketing proceeds, or moneys held for the payment of particular Bonds (including moneys held for non-presented Bonds). All moneys or securities held by the Trustee in the Authority Subaccount of the Costs of Issuance Fund shall be transferred to the Authority.

        SECTION 10.02. Discharge of Liability on Bonds.  Upon the deposit with
                       -------------------------------
the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in Section 10.03 hereof) to pay or redeem any Outstanding Bond (whether upon or prior to its maturity or the redemption date of such Bond), provided that, if such Bond is to be redeemed prior to maturity, notice of such redemption shall have been given as in Article IV provided or provision satisfactory to the Trustee shall have been made for the giving of such notice, then all liability of the Authority in respect of such Bond shall cease, terminate and be completely discharged, except only that the Holder thereof shall thereafter be entitled to payment of the principal of, premium, if any, and interest on such Bond by the Authority, and the Authority shall remain liable for such payment, but only out of such money or securities deposited with the Trustee as aforesaid for their payment and such money or securities shall be pledged to such payment; provided further, however, that the provisions of
Section 10.04 hereof shall apply in all events.

        The Authority may at any time surrender to the Trustee for cancellation by it any Bonds previously issued and delivered, which the Authority may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

        SECTION 10.03. Deposit of Money or Securities with Trustee. Whenever in
                       -------------------------------------------
this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities to be deposited or held may include money or securities held by the Trustee in the funds and accounts established pursuant to this Indenture (exclusive of the Rebate Fund, each Letter of Credit Account, the Authority Subaccount of the Costs of Issuance Fund and the account described in Section 4.07(g) hereof) and shall be:

        (a) Available Moneys in an equal amount to the principal amount of such Bonds, and all unpaid interest thereon to maturity except that, in the case of Bonds which are to be redeemed prior to maturity and in respect of which notice of such redemption shall have been given as in Article IV provided or provision satisfactory to the Trustee shall have been made for the giving of such notice, the amount to be deposited or held shall be the principal amount or redemption price of such Bonds and all unpaid interest thereon to the redemption date; or

        (b) Investment Securities of the type described in clause (ii) (including funds described in clause (v) rated Moody's "Aaa" or equivalent which consist solely of securities described in clause (ii)) of the definition of Investment Securities purchased with Available Moneys, the principal of and interest on which when due and without reinvestment will provide money sufficient to pay the principal of, premium, if any, all unpaid interest to maturity, or to the redemption date, on the Bonds to be paid or redeemed, as such principal and interest become due, with maturities no longer than 30 days or as may be necessary to make the required payment on the Bonds provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article IV provided or provision satisfactory to the Trustee shall have been made for the giving of such notice;

provided, in each case, that the Trustee shall have been irrevocably instructed (by the terms of this Indenture or by Request of the Authority) to apply such money or Investment Securities to the payment of such principal, premium, if any, and interest with respect to such Bonds and provided further that each Rating Agency then rating such Bonds and the Trustee shall have received a report of an Accountant that the moneys or Investment Securities on deposit are sufficient to pay the principal, premium, if any, and interest on the Bonds to maturity or the redemption date, and a legal opinion from a nationally recognized firm in bankruptcy law that payment of the Bonds from such moneys would not constitute transfers avoidable under 11 U.S.C. Section 547(b) should the Borrower, any Guarantor or the Authority become the debtor in a case under the United States Bankruptcy Code.

        SECTION 10.04. Payment of Bonds After Discharge of Indenture
                       ---------------------------------------------
Obligation. Notwithstanding any provisions of this Indenture, any moneys
----------
deposited with the Trustee in trust for the payment of the principal of, or interest or premium on, any Bonds remaining unclaimed after the principal of any Bond has become due and payable (whether at maturity or upon call for redemption or by declaration as provided in this Indenture), shall be disposed of as provided by law and the Holders of such Bonds shall thereafter be entitled to look only to the transferee of such moneys (presently the State Controller) for payment thereof, and all liability of the Trustee with respect to such moneys shall thereupon cease; provided, that before the disposition of such moneys as aforesaid, the Trustee may (at the cost of the Borrower) first publish at least once in a Qualified Newspaper a notice, in such form as may be deemed appropriate by the Trustee, in respect of the Bonds so payable and not presented and in respect of the provisions relating to the disposition of the moneys held for the payment thereof.

                                 MISCELLANEOUS

        SECTION 11.01. Liability of Authority Limited to Revenues.
                       ------------------------------------------
Notwithstanding anything in this Indenture or in the Bonds contained, the Authority shall not be required to advance any moneys derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture. Nevertheless, the Authority may, but shall not be required to, advance for any of the purposes hereof any funds of the Authority which may be made available to it for such purposes.

        SECTION 11.02. Successor Is Deemed Included in All References to
                       --------------------------------------------------

Predecessor.  Whenever in this Indenture either the Authority, the Bank or
-----------
the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Authority, the Bank or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof whether so expressed or not. All the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of the Authority, shall bind and inure to the benefit of its successors and assigns, whether so expressed or not. If any of the powers or duties of the Authority shall hereafter be transferred by any law of the State of California, and if such transfer shall relate to any matter or thing permitted or required to be done under this Indenture by the Authority, then the body or official of the State of California who shall succeed to such powers or duties shall act and be obligated in the place and stead of the Authority as in this Indenture provided.

        SECTION 11.03. Limitation of Rights to Parties and Bondholders. Nothing
                       ------------------------------------------------
in this Indenture or in the Bonds expressed or implied is intended or shall be construed to give to any person other than the Authority, the Trustee, the Bank, the Borrower, the Direct Participants (as provided in Section 2.04 hereof) and the Holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Authority, the Trustee, the Bank, the Borrower, the Direct Participants (as provided in Section
2.04 hereof) and the Holders of the Bonds.

        SECTION 11.04. Waiver of Notice.  Whenever in this Indenture the giving
                       ----------------
of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

        SECTION 11.05. Destruction of Bonds. Whenever in this Indenture
                       --------------------
provision is made for the cancellation by the Trustee and the delivery to the Authority of any Bonds, the Trustee may, in lieu of such cancellation and delivery, destroy such Bonds, and deliver a certificate of such destruction to the Authority.

        SECTION 11.06. Severability of Invalid Provisions. If any one or more
                       ----------------------------------
of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed severable from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. The Authority hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase hereof and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

        SECTION 11.07. Governing Law; Venue. This Indenture shall be construed
                       --------------------
in accordance with and governed by the Constitution and laws of the State applicable to contracts made and performed in the State. This Indenture shall be enforceable in the State, and any action arising out of this Indenture shall be filed and maintained in the Sacramento County Superior Court, Sacramento, California, unless the Authority waives this requirement. In the event of a dispute between the parties under this Indenture, the losing party in such dispute shall pay all costs and expenses incurred by the prevailing party in connection therewith, including but not limited to attorneys' fees.

        SECTION 11.08. Notices.  Notices shall be delivered to each Bondholder
                       -------
by first-class mail, postage prepaid, at the address set forth for such Bondholder on the registration books of the Trustee. Any notice to or demand upon the Trustee may be served or presented, and such demand may be made, at the Corporate Trust Office of the Trustee, which at the date of adoption of this Indenture is located at the following address:

  BNY Western Trust Company
  700 South Flower Street, Suite 500
  Los Angeles, California 90017
  Attn:  Corporate Trust Department

or at such other address as may have been filed in writing by the Trustee with the Authority. Any notice to or demand upon the Authority, the Borrower, the Bank or Rating Agency shall be deemed to have been sufficiently given or served for all purposes by being delivered or sent by telex or by being deposited, postage prepaid, in a post office letter box, addressed, as the case may be, as follows:

To the Authority:

  California Pollution Control Financing Authority
  915 Capitol Mall, Room 466
  Sacramento, California  95814
  Attn:  Executive Director

To the Bank:

  Union Bank of California, N.A.
  530 B Street, 4th Floor
  San Diego, CA  92102
  Attn:  Michael Conboy
         Vice President

To the Borrower:

  West Valley MRF, LLC
  c/o Burrtec Waste Industries, Inc.
  9890 Cherry Avenue
  Fontana, CA  92335
     Attn:  Chief Financial Officer

  and

  Kaiser Ventures Inc.
  3633 E. Inland Empire Blvd.
  Suite 850
  Ontario, CA  91764
     Attn:  Senior Vice President
            & Chief Financial Officer

To the Rating Agency:

  Fitch Investors Service
  One State Street Plaza, 34th Floor
  New York, New York  10004
     Attn:  Public Finance - Municipal
            Structure Group

or such other addresses as may have been filed in writing with the Trustee.

        SECTION 11.09. Evidence of Rights of Bondholders. (a) Any request,
                       ---------------------------------
consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Authority if made in the manner provided in this Section.

        (b) The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to such notary public or other officer the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

        (c) The ownership of registered Bonds shall be proved by the bond registration books held by the Trustee. The Trustee and the Authority may conclusively assume that such ownership continues until written notice to the contrary is served upon the Trustee. The fact and the date of execution of any request, consent or other instrument and the amount and distinguishing numbers of Bonds held by the person so executing such request, consent or other instrument may also be proved in any other manner which the Trustee may deem sufficient. The Trustee may nevertheless, in its discretion, require further proof in cases where it may deem further proof desirable.

        Any request, consent, or other instrument or writing of the Holder of any Bond shall bind every future Holder of the same Bond and the Holder of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Authority in accordance therewith or reliance thereon.

        SECTION 11.10. Disqualified Bonds. In determining whether the Holder
                       ------------------
of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Authority or the Borrower, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority or the Borrower or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination provided that, for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, direction, consent or waiver, only Bonds which the Trustee knows to be so owned shall be disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority or the Borrower or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

        SECTION 11.11. Money Held for Particular Bonds. The money held by the
                       -------------------------------
Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held in trust by it for the Holders of the Bonds entitled thereto, subject, however, to the provisions of Section 10.04 hereof.

        SECTION 11.12. Funds and Accounts.  Any fund or account required by
                       ------------------
this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee, either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account; but all such records with respect to all such funds and accounts shall at all times be maintained in accordance with industry standards and with due regard for the requirements of
Section 6.05 hereof and for the protection of the security of the Bonds and the rights of every Holder thereof.

        SECTION 11.13. Waiver of Personal Liability. No member, officer, agent
                       ----------------------------
or employee of the Authority, and no officer, official agent or employee of the State of California or any department, board or agency of the foregoing shall be individually or personally liable for the payment of the principal of or premium or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

        SECTION 11.14. Opinions of Bond Counsel. Whenever in this Indenture
                       ------------------------
it is required that prior to the taking of any action (including but not limited to any modifications of arbitrage covenants contained in Sections 5.06 and 6.06 hereof) an opinion of Bond Counsel is required to be delivered to the effect that such action will not adversely affect the Tax-exempt status of the Bonds, and such opinion is not given by Orrick, Herrington & Sutcliffe LLP, the opinion of Bond Counsel shall instead affirmatively state, in a manner acceptable to the Authority and the Trustee, that interest on the Bonds is Tax-exempt and will remain so after the action in question. This Section shall apply in the same fashion with respect to the affirmative opinion of any such successor Bond Counsel.

        SECTION 11.15. Complete Agreement.  The parties agree that the terms
                       ------------------
and conditions of this Indenture supersede those of all previous agreements between the parties, and that this Indenture, together with the documents referred to in this Indenture, contains the entire agreement between the parties hereto.

        SECTION 11.16. Execution in Several Counterparts. This Indenture may be
                       ---------------------------------
executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Authority and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY has caused this Indenture to be signed in its name by its Chairman and its seal to be hereunto affixed and attested by its Executive Director and BNY WESTERN TRUST COMPANY, in token of its acceptance of the trusts created hereunder, has caused this Indenture to be signed in its corporate name by one of the officers thereunto duly authorized all as of the day and year first above written.

                              CALIFORNIA POLLUTION CONTROL
                              FINANCING AUTHORITY

                              By Chairman


                              By: /s/
                                 -------------------------------------
                                 Deputy
[Seal]

Attest:

/s/
______________________________
Executive Director

                              BNY WESTERN TRUST COMPANY,
                              As Trustee


                              By: /s/
                                 -------------------------------------
                                 Authorized Officer

                             EXHIBITS NOT ATTACHED.

                         THEY WILL BE FURNISHED TO THE

 SECURITIES AND EXCHANGE COMMISSION UPON THE WRITTEN REQUEST OF THE SECURITIES

                           AND EXCHANGE COMMISSION.